Centennial
Money Market Trust

Prospectus dated October 30, 1998

Centennial Money Market Trust is a no-load "money market" mutual fund that seeks the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in "money market" securities meeting specified quality, maturity and diversification standards. Money Market Securities include U.S. Treasury bills, commercial paper, bank certificates of deposit and other marketable short-term debt instruments (issued by the U.S. Government or its agencies, or by corporations or banks) maturing in or called for redemption in one year or less. Shares of the Trust are sold at net asset value without a sales charge.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose (See "How to Buy Shares" in the Appendix). The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 30, 1998 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

      Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            ABOUT THE TRUST
            Expenses
            Financial Highlights
            Investment Objective and Policies
            Other Investment Restrictions
            Investment Risks
            Performance of the Trust

            APPENDIX
            How the Trusts are Managed
            How to Buy Shares
               Purchases Through Automatic Purchase and Redemption
                 Programs

               Direct Purchases
                 Payment by Check
                 Payment by Federal Funds Wire
                 Guaranteed Payment
                 Automatic Investment Plans
               Service Plan
             How to Sell Shares
               Program Participants
               Direct Shareholders
                 Regular Redemption Procedure
                 Expedited Redemption Procedure
                 Checkwriting
                 Telephone Redemptions
                 Automatic Withdrawal Plans
               Distributions from Retirement Plans Holding Shares of
                 Government Trust and Money Market Trust

               General Information on Redemptions
             Exchanges of Shares
             Retirement Plans
             Dividends, Distributions and Taxes

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1998.

     o   Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
   (as a percentage of offering price)                      None
--------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
--------------------------------------------------------
Redemption Fee                                              None(1)
--------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

      o  Annual Trust Operating Expenses
      (as a percentage of average net assets)

Management Fees (after waiver)                              0.34%
--------------------------------------------------------
12b-1 Plan Fees                                             0.20%
--------------------------------------------------------
Other Expenses                                              0.12%
--------------------------------------------------------
Total Trust Operating Expenses                              0.66%
(after waiver)

     The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses. The Annual Trust Operating Expenses are net of a voluntary waiver by the Trust's investment manager, Centennial Asset Management Corporation (the "Manager") which was in effect during a portion of the Trust's fiscal year ended June 30, 1998. Without such waiver, "Management Fees" and "Total Trust Operating Expenses" would have been 0.36% and 0.68% of average net assets, respectively. On November 21, 1997, the Manager withdrew its voluntary waiver and amended its Investment Advisory Agreement with the Trust. For further details, see "How the Trusts are Managed - The Manager and It's Affiliates" and "Fees and Expenses" in the Appendix to this Prospectus and the Trust's financial statements included in the Statement of Additional Information.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year        3 years      5 years       10 years
            ------        -------      -------       --------
            $7            $21          $37           $82

      This example shows the effect of expenses on an investment in the Trust, but is not meant to predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. The information for the five years ended June 30, 1998 has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1998 is included in the Statement of Additional Information.

Financial Highlights

Centennial Money Market Trust

                                                                             Year Ended June 30,
                                          -----------------------------------------------------------------------------------------
                                           1998      1997     1996      1995      1994     1993     1992     1991     1990     1989
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----
PER SHARE OPERATING DATA
Net asset value, beginning of period ..   $1.00     $1.00    $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----
Income from investment operations--
  net investment income and net
  realized gain .......................     .05       .05      .05       .05       .03      .03      .04      .07      .08      .08

Dividends and distributions to
  shareholders ........................    (.05)     (.05)    (.05)     (.05)     (.03)    (.03)    (.04)    (.07)    (.08)    (.08)
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----

Net asset value, end of period ........   $1.00     $1.00    $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          =====     =====    =====     =====     =====    =====    =====    =====    =====    =====

TOTAL RETURN(1) .......................    5.16%     4.97%    5.07%     5.07%     2.82%    2.91%    4.73%    6.90%    8.11%    8.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
  (in millions) ....................... $15,114    $9,063   $6,753    $4,812    $2,559   $1,991   $1,270     $539     $470     $333

Average net assets (in millions) ...... $12,617    $8,033   $6,077    $3,342    $2,346   $1,701     $821     $495     $422     $272

Ratios to average net assets:

  Net investment income ...............    5.04%     4.86%    4.99%     5.01%     2.84%    2.82%    4.31%    6.66%    7.82%    8.24%

  Expenses, before voluntary
    assumption or reimbursement by
    the Manager .......................    0.68%     0.73%    0.74%     0.77%     0.81%    0.83%    0.81%    0.84%    0.84%    0.90%

  Expenses, net of voluntary
    assumption or reimbursement by
    the Manager .......................    0.66%     0.67%    0.69%     0.73%     0.76%    0.78%    0.69%     N/A      N/A      N/A

(1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.


                                                                             1-3

Investment Objective and Policies

Objective. The Trust is a no-load "money market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust in 1979. The Trust's investment objective is to seek maximum current income that is consistent with low capital risk and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances. See "Purchases, Redemption and Pricing of Shares -Determination of Net Asset Value Per Share" in the Appendix to the Statement of Additional Information for further information. There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective.

The Trust's Principal Investment Policies. In seeking its objective, the Trust invests in short-term money market securities meeting quality standards established for money market funds in Rule 2a-7 under the Investment Company Act ("Rule 2a-7"). These securities are "Eligible Securities" as defined in the Statement of Additional Information.

     o What Quality, Maturity and Diversification Standards Apply to the Trust's Investments? The Trust may buy only those securities that meet the quality, maturity and diversification standards set forth in Rule 2a-7 for money market funds. For example, the Trust must maintain a dollar-weighted portfolio maturity of no more than 90 days. Some of the Trust's investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than these standards. As a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment.

      The Board of Trustees has adopted procedures to evaluate securities for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust. In general, those procedures require that securities be payable in U.S. dollars and rated in one of the two highest short-term rating categories of two national rating organizations. In some cases, the Trust can buy securities rated by one rating organization or unrated securities that the Manager judges to be comparable in quality to the two highest rating categories. The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks.

     o What Types of Money Market Securities Does the Trust Invest In? The following is a brief description of the types of money market securities the Trust may invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. All of the Trust's investments must meet the special maturity, quality and diversification requirements set forth in Rule 2a-7. Investments meeting these requirements are called "Eligible Securities". You can find more information about them in the Statement of Additional Information. The following is a brief description of the types of money market securities the Trust may invest in.

     o U.S. Government Securities. The Trust may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, maturing in twelve months or less from the date of purchase.

     o Bank Obligations and Instruments Secured By Them. The Trust may invest in U.S. dollar-denominated certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of: (1) any U.S. bank having total assets at least equal to $1 billion or (2) any foreign bank, if such bank has total assets at least equal to U.S. $1 billion. No more than 25% of the Trust's assets will be invested in securities issued by foreign banks. That limitation does not apply to securities issued by foreign branches of U.S. banks.

      o Commercial Paper and Certain Debt Obligations. The Trust may invest in commercial paper maturing in nine months or less from the date of purchase, or in variable rate notes, variable rate master demand notes or master demand notes (described in "Investment Objective and Policies" in the Statement of Additional Information) that meet the requirements of Rule 2a-7. The Trust may also purchase debt obligations which are Eligible Securities and that either mature within twelve months from the date of purchase or have been called for redemption by the issuer, with such redemption to be effective within one year.

      o Other Obligations. The Trust may purchase obligations other than those listed above if they are: (i) guaranteed as to principal and interest by the U.S. Government or one of its agencies, or by a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Trust (such guaranteed obligations must be due within twelve months or less from the date of purchase), or (ii) subject to repurchase agreements calling for delivery in twelve months or less.

      o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

Investment Strategies. To seek its objective, the Trust may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

      o Asset-Backed Securities. The Fund may invest in asset- backed securities. These are fractional interests in pools of consumer loans and other trade receivables. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund.

      These securities are frequently supported by a credit enhancement, such as a letter of credit a guarantee or a preference right. However, the credit enhancement generally applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults.

      o Floating Rate/Variable Rate Notes. Some of the notes the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the prime rate of a bank, or the 90 day U.S. Treasury bill rate. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if the Trust is able to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. Such obligations may be secured by bank letters of credit or other credit support arrangements which guarantees payment. See "Investment Objective and Policies - Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      o Illiquid and Restricted Securities. The Trust will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. This policy includes certificates of deposit of $100,000 or less of a domestic bank (including commercial banks, savings banks and savings and loan associations) having total assets of less than $1 billion, if such certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. This policy does not limit purchases of: (i) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (ii) commercial paper that may be sold without registration under Section 3(a)(3) or
Section 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Trust's holdings of those securities may be illiquid. If due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The Trust may invest up to 25% of its net assets in restricted securities, subject to the above 10% limitation on illiquid securities. The Manager monitors holding of illiquid securities on an ongoing basis and at times the Trust may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days.

      o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements in order to generate income while providing liquidity. The Trust's repurchase agreements will be fully collateralized. If the vendor fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include any costs of disposing of the collateral, and any loss resulting from any delay in foreclosing on the collateral. The Trust will not enter into a repurchase agreement that will cause more than 10% of the Trust's net assets at the time of purchase to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements maturing in seven days or less. See "Investment Objective and Policies - Repurchase Agreements" in the Statement of Additional Information for more details.

Can the Trust's Investment Objective and Policies Change? The Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. The Trust's investment policies and techniques are not fundamental unless this Prospectus or the Statement of Additional Information says that a particular policy is fundamental.

Other Investment Restrictions

Under some of the Trust's fundamental investment restrictions, which cannot be changed without the approval of a majority of the Trust's outstanding voting shares, the Trust cannot:

     o invest more than 5% of the value of its total assets in the securities of
any  one  issuer   (other  than  the  U.S.   Government   or  its   agencies  or
instrumentalities);

     o purchase more than 10% of the outstanding non-voting securities or more than 10% of the total debt securities of any one issuer;

     o concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in obligations issued by banks, savings and loan associations or the U.S. Government and its agencies or instrumentalities;

      o invest in any debt instrument having a maturity in excess of one year from the date of the investment or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment;

      o borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the market value of the Trust's assets; the Trust will not make any investment when such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

      o invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; or

      o make loans, except the Trust may: (i) purchase debt securities, (ii) purchase debt securities subject to repurchase agreements, or (iii) lend its securities as described in the Statement of Additional Information.

      Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are contained in "Other Investment Restrictions" in the Statement of Additional Information.

Investment Risks

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust is a money market fund that seeks income by investing in short-term debt securities that must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. These include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and diversifying the Trust's investment among issuers to reduce the effects of a default by any one issuer on the value of the Trust's shares. Even so, there is a risk that the Trust's shares could fall below $1.00 per share.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Trusts' custodian and other parties. therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Trust.

Performance of the Trust

Explanation of Yield. From time to time, the "yield" and "compounded effective yield" of an investment in the Trust may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52 week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" therefore will be slightly higher than the yield because of the effect of the assumed reinvestment. From time to time the Manager may voluntarily assume a portion of the Trust's expenses (which may include the management fee), thereby lowering the overall expense ratio per share and increasing the Trust's yield during the time such expenses are assumed. See "Yield Information" in the Appendix to the Statement of Additional Information for additional information about the methods of calculating these yields.

Centennial
Tax Exempt Trust

Prospectus dated October 30, 1998

Centennial Tax Exempt Trust is a no-load "money market" mutual fund that seeks the maximum short-term interest income exempt from Federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in obligations issued by states, territories and possessions of the United States or by the District of Columbia, or their political subdivisions, authorities and corporations, the income from which is exempt from Federal income taxes. Shares of the Trust are sold at net asset value without a sales charge.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. (See "How to Buy Shares" in the Appendix.) The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 30, 1998 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            ABOUT THE TRUST
            Expenses
            Financial Highlights
            Investment Objective and Policies
            Other Investment Restrictions
            Investment Risks
            Performance of the Trust

            APPENDIX
            How the Trusts are Managed
            How to Buy Shares
               Purchases Through Automatic Purchase and Redemption
                 Programs

               Direct Purchases
                 Payment by Check
                 Payment by Federal Funds Wire
                 Guaranteed Payment
                 Automatic Investment Plans
               Service Plan
             How to Sell Shares
               Program Participants
               Direct Shareholders
                 Regular Redemption Procedure
                 Expedited Redemption Procedure
                 Checkwriting
                 Telephone Redemptions
                 Automatic Withdrawal Plans
               Distributions from Retirement Plans Holding Shares of
                 Government Trust and Money Market Trust

               General Information on Redemptions
             Exchanges of Shares
             Retirement Plans
             Dividends, Distributions and Taxes

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1998.

       o  Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
   (as a percentage of offering price)                      None
-------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
-------------------------------------------------------
Redemption Fee                                              None(1)
-------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

       o  Annual Trust Operating Expenses
       (as a percentage of average net assets)

Management Fees                                             0.42%
-------------------------------------------------------
12b-1 Plan Fees                                             0.20%
-------------------------------------------------------
Other Expenses                                              0.07%
-------------------------------------------------------
Total Trust Operating Expenses                              0.69%

      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year        3 years      5 years       10 years
            ------        -------      -------       --------
            $7            $22          $38           $86

      This example shows the effect of expenses on an investment in the Trust, but is not meant to predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1998 is included in the Statement of Additional Information.

Financial Highlights

Centennial Tax Exempt Trust

                                                                            Year Ended June 30,
                                          -----------------------------------------------------------------------------------------
                                           1998      1997     1996      1995      1994     1993     1992     1991     1990     1989
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----
PER SHARE OPERATING DATA

Net asset value, beginning of period ..   $1.00     $1.00    $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----
Income from investment operations--
  net investment income and net
  realized gain .......................     .03       .03      .03       .03       .02      .02      .03      .04      .05      .05

Dividends and distributions to
  shareholders ........................    (.03)     (.03)    (.03)     (.03)     (.02)    (.02)    (.03)    (.04)    (.05)    (.05)
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----

Net asset value, end of period ........   $1.00     $1.00    $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          =====     =====    =====     =====     =====    =====    =====    =====    =====    =====

TOTAL RETURN(1) .......................    3.12%     3.01%    3.16%     3.17%     1.90%    2.19%    3.55%    5.09%    5.70%    5.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
  (in millions) .......................  $1,829    $1,649   $1,426    $1,315    $1,039     $981     $917     $787     $575     $486

Average net assets (in millions) ......  $1,832    $1,591   $1,473    $1,127    $1,057     $977     $900     $711     $561     $504

Ratios to average net assets:

  Net investment income ...............    3.07%     2.95%    3.12%     3.13%     1.87%    2.08%    3.40%    4.84%    5.44%    5.45%

  Expenses(2) .........................    0.69%     0.72%    0.72%     0.73%     0.76%    0.76%    0.75%    0.77%    0.79%    0.78%

(1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.

(2) Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Trust. Prior year expense ratios have not been adjusted.


                                                                             2-3

Investment Objective and Policies

Objective. The Trust is a tax-exempt no-load "money market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust in 1985. The Trust was initially organized in 1980 as a Maryland corporation. The Trust's investment objective is to seek maximum short-term interest income exempt from Federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances. See "Purchase, Redemption and Pricing of Shares - Determination of Net Asset Value Per Share" in the Appendix to the Statement of Additional Information for further information. There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective.

The Trust's Principal Investment Policies. In seeking its objective, the Trust invests in short-term money market securities meeting quality standards established for money market funds in Rule 2a-7 under the Investment Company Act ("Rule 2a-7"). These securities are "Eligible Securities" as defined in the Statement of Additional Information.

      o What  Quality,  Maturity  and  Diversification  Standards  Apply  to the
Trust's Investments? The Trust may buy only those securities that meet the quality, maturity and diversification standards set forth in Rule 2a-7 for money market funds. For example, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and the remaining maturity of any single portfolio investment may not exceed 397 days.

      The Board of Trustees has adopted procedures to evaluate securities for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust. In general, those procedures require that securities be rated in one of the two highest short-term rating categories of two national rating organizations. In some cases, the Trust can buy securities payable in U.S. dollars and rated by one rating organization or unrated securities that the Manager judges to be comparable in quality to the two highest rating categories. The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks.

     o What Types of Money Market Securities Does the Trust Invest In? In seeking its objective, the Trust invests principally in "Municipal Securities" as described below. They may have fixed, variable or floating interest rates. All of the Trust's investments must meet the special maturity, quality and diversification requirements set forth in Rule 2a-7. Investments meeting these requirements are called "Eligible Securities." You can find more information about them in the Statement of Additional Information. The following is a brief description of the types of money market securities the Trust may invest in.

      o Municipal Securities. The Trust seeks to achieve its objective by investing in municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper, certificates of participation, participation interests and other debt obligations issued by or on behalf of the states and the District of Columbia, any commonwealth or territory of the United States, or their respective political subdivisions, agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax, in the opinion of bond counsel to the respective issuer at the time of issue (collectively, "Municipal Securities"). Such obligations having maturities of (a) one year or more when issued are referred to as "Municipal Bonds," and (b) less than one year are referred to as "Municipal Notes."

      The  Trust  may  invest  in  Municipal   Bonds  and  Notes  offered  on  a
"when-issued" basis, as discussed below and in the Statement of Additional Information. The Trust will not invest in foreign securities. The Trust may also purchase Municipal Securities with demand features that meet the requirements of Rule 2a-7 and are approved under standards adopted by the Trust's Board of Trustees. All Municipal Securities in which the Trust invests must have, or, pursuant to regulations adopted by the Securities and Exchange Commission, be deemed to have, remaining maturities of 397 days or less at the date the Trust purchases them. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source).

     Under normal market conditions, the Trust attempts to invest 100% of its assets in Municipal Securities, and the Trust will make no investment that will reduce the portion of its total assets that are invested in Municipal Securities to less than 80%. The balance of the Trust's assets may be invested in investments the income from which may be taxable. Taxable investments include:
(i) repurchase agreements (explained below); (ii) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Dividends, Distributions and Taxes" below and "Private Activity Municipal Securities" in the Statement of Additional Information); and (iii) certain "Temporary Investments" defined below in "Temporary Investments." However, in times of unstable economic or market conditions, when the Manager determines it appropriate to do so, the Trust may assume a temporary defensive position and invest an unlimited amount of its assets in Temporary Investments. The Trust may also hold Temporary Investments pending the investment of proceeds from the sale of Trust shares or portfolio securities, pending settlement of Municipal
Securities purchases or to meet anticipated redemptions. Normally, the Trust will not invest more than 20% of its total assets in Private Activity Municipal Securities and other taxable investments described above. The Trust will generally use its best efforts to dispose of such securities within sixty days of acquisition. To the extent the Trust receives income from taxable investments, it may not achieve its investment objective. No independent investigation is made by Centennial Asset Management Corporation, the Trust's investment manager (the "Manager") as to the users of proceeds of such offerings or the application of such proceeds.

      o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

Investment Strategies. To seek its objective, the Trust may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

      o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments. The Trust may purchase these obligations if they have a remaining maturity of 397 days or less; if their maturity is greater than 397 days, they may be purchased if the Trust is able to recover the principal amount of the underlying security at specified intervals not exceeding 397 days and upon no more than 30 days' notice. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Trust's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Trust's quality standards. However, the letter of credit or bank guarantee must be rated or meet the other requirements of applicable regulations. See "Investment Objective and Policies - Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      o When-Issued and Delayed Delivery Securities. The Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. In those transactions, the Trust obligates itself to purchase or sell securities, with delivery and payment to occur at a later date, to secure what is considered to be an advantageous price and yield at the time the obligation is entered into. The price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for when-issued securities take place at a later date (normally within 120 days of purchase). During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. Although the Trust is subject to the risk of adverse market fluctuation during that period, the Manager does not believe that the Trust's net asset value or income will be materially adversely affected by the Trust's purchase of Municipal Securities on a "when-issued" or "delayed delivery" basis. See "When-Issued and Delayed Delivery Transactions" in the Statement of Additional Information for more details.

      o Municipal Lease Obligations. The Trust may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the state or any of its political subdivisions. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.

     o Illiquid and Restricted Securities. The Trust will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of: (i) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (ii) commercial paper that may be sold without registration under Section 3(a)(3) or
Section 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Trust's holdings of those securities may be illiquid. If, due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The Manager monitors holding of illiquid securities on an ongoing basis and at times the Trust may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days.

      o Demand Features and Guarantees. The Trust may invest a significant percentage of its assets in Municipal Securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively: (1) shorten the maturity of a variable or floating rate security, (2) enhance the security's credit quality and (3) enhance the ability to sell the security. The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When the Trust purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust. Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds.

      o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements. The Trust's repurchase agreements must be fully collateralized. If the vendor fails to pay the agreed-upon resale price on the delivery date, the Trust's risks may include any costs of disposing of the collateral, and any loss resulting from any delay in foreclosing on the collateral. The Trust ordinarily will not purchase or otherwise acquire any security or invest in a repurchase agreement, if as a result, more than 10% of its net assets (taken at current value) at the time of purchase would be invested in repurchase agreements not entitling the holder to payment of principal within seven days. However, when the Trust assumes a temporary defensive position, there is no limit on the amount of the Trust's assets that may be subject to repurchase agreements having a maturity of seven days or less. Income earned on repurchase transactions is not tax-exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets. See "Investment Objective and Policies - Repurchase Agreements" in the Statement of Additional Information for further details.

      o Temporary Investments. The Trust may hold the following "Temporary Investments" that are Eligible Securities: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) bankers acceptances; (iii) taxable commercial paper rated in the highest category by a Rating Organization; (iv) short-term taxable debt obligations rated in one of the two highest rating categories of a Rating Organization; or (v) certificates of deposit of domestic banks with assets of $1 billion or more, and (vi) repurchase agreements

Can the Trust's Investment Objective and Policies Change? The Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. The Trust's investment policies and techniques are not fundamental unless this Prospectus or the Statement of Additional Information says that a particular policy is fundamental.

Other Investment Restrictions

Under some of the Trust's fundamental investment restrictions, which cannot be changed without the approval of a majority of the Trust's outstanding voting shares, the Trust cannot:

      o make loans, except by purchasing debt obligations in accordance with its investment policies as approved by the Board, or by entering into repurchase agreements, or by lending portfolio securities in accordance with applicable regulations;

      o borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the value of its assets; no more than 10% of the Trust's net assets may be pledged, mortgaged or assigned to secure a debt; no investments may be made while outstanding borrowings, other than by means of reverse repurchase agreements (which are not considered borrowings under this restriction), exceed 5% of its assets;

      o invest more than 5% of the value of its total assets taken at market value in the securities of any one issuer (not including the U.S. Government or its agencies or instrumentalities, whose securities may be purchased without limitation for defensive purposes);

      o purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control; or

      o concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment, for liquidity purposes, in obligations issued by banks or savings and loan associations or in obligations issued by the U.S. Government or its agencies or instrumentalities.

      Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Trust makes an investment and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are contained in "Other Investment Restrictions" in the Statement of Additional Information.

Investment Risks

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust is a money market fund that seeks income by investing in short-term debt securities that must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. These include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and diversifying the Trust's investment among issuers to reduce the effects of a default by any one issuer on the value of the Trust's shares. Even so, there is a risk that the Trust's shares could fall below $1.00 per share.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Trusts' custodian and other parties. therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Trust.

Performance of the Trust

Explanation of Yield. From time to time, the "yield," "compounded effective yield" and "tax-equivalent yield" of an investment in the Trust may be advertised. These yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52 week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. The Trust's "tax-equivalent yield" is calculated by dividing that portion of the Trust's "yield" (calculated as described above) which is tax-exempt by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's yield that is not tax-exempt. See "Yield Information" in the Appendix to the Statement of Additional Information for additional information about the methods of calculating these yields.

Centennial
Government Trust

Prospectus dated October 30, 1998

Centennial Government Trust is a no-load "money market" mutual fund that seeks a high level of current income consistent with preservation of capital and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in a diversified portfolio of short-term debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities and maturing in, or having been called for redemption in, one year or less. Shares of the Trust are sold at net asset value without a sales charge. Shares of the Trust are sold at net asset value without a sales charge.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. (See "How to Buy Shares" in the Appendix.) The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 30, 1998 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            ABOUT THE TRUST
            Expenses
            Financial Highlights
            Investment Objective and Policies
            Other Investment Restrictions
            Investment Risks
            Performance of the Trust

            Appendix
            How the Trusts are Managed
            How to Buy Shares
               Purchases Through Automatic Purchase and Redemption
                 Programs

               Direct Purchases
                Payment by Check
                 Payment by Federal Funds Wire
                 Guaranteed Payment
                 Automatic Investment Plans
              Service Plan
             How to Sell Shares
               Program Participants
               Direct Shareholders
                 Regular Redemption Procedure
                 Expedited Redemption Procedure
                Checkwriting
                 Telephone Redemptions
                Automatic Withdrawal Plans
               Distributions from Retirement Plans Holding Shares of
                 Government Trust and Money Market Trust

               General Information on Redemptions
             Exchanges of Shares
             Retirement Plans
             Dividends, Distributions and Taxes

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1998.

      o  Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
   (as a percentage of offering price)                      None
--------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
--------------------------------------------------------
Redemption Fee                                              None(1)
--------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

      o  Annual Trust Operating Expenses
      (as a percentage of average net assets)

Management Fee                                              0.45%
--------------------------------------------------------
12b-1 Plan Fees                                             0.20%
--------------------------------------------------------
Other Expenses                                              0.10%
--------------------------------------------------------
Total Trust Operating Expenses                              0.75%


      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses. For further details, see the Trust's financial statements included in the Statement of Additional Information.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year        3 years      5 years       10 years
            ------        -------      -------       --------
            $8            $24          $42           $93

      This example shows the effect of expenses on an investment in the Trust, but is not meant to predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. The information for the five years ended June 30, 1998 has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1998 is included in the Statement of Additional Information.

Financial Highlights

Centennial Government Trust

                                                                            Year Ended June 30,
                                          ---------------------------------------------------------------------------------------
                                           1998      1997     1996     1995     1994     1993     1992     1991     1990     1989
                                          -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
PER SHARE OPERATING DATA

Net asset value, beginning of period ..   $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Income from investment operations--
  net investment income and net
  realized gain .......................     .05       .05      .05      .05      .03      .04      .04      .07      .08      .08

Dividends and distributions to
  shareholders ........................    (.05)     (.05)    (.05)    (.05)    (.03)    (.04)    (.04)    (.07)    (.08)    (.08)
                                          -----     -----    -----    -----    -----    -----    -----    -----    -----    -----

Net asset value, end of period ........   $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          =====     =====    =====    =====    =====    =====    =====    =====    =====    =====

TOTAL RETURN(1) .......................    4.93%     4.75%    4.91%    4.93%    2.84%    2.85%    4.75%    6.86%    8.40%    8.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
  (in millions) .......................  $1,132    $1,027     $942     $893     $613     $637     $575     $533     $219     $152

Average net assets (in millions) ......  $1,117    $1,032     $962     $719     $665     $633     $582     $418     $201     $122

Ratios to average net assets:

  Net investment income ...............    4.82%     4.65%    4.83%    4.81%    2.79%    2.81%    4.38%    6.44%    7.75%    8.11%

  Expenses ............................    0.75%     0.76%    0.77%    0.80%    0.79%    0.79%    0.78%    0.79%    0.84%    0.85%

(1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.




                                                                             3-3

Investment Objective and Policies

Objective. The Trust is a no-load "money-market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust on January 18, 1982. The Trust's investment objective is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances. See and "Purchases, Redemption and Pricing of Shares - Determination of Net Asset Value Per Share" in the Appendix to the Statement of Additional Information for further information. There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective.

The Trust's Principal Investment Policies. In seeking its objective, the Trust invests in short-term money market securities meeting quality standards established for money market funds in Rule 2a-7 under the Investment Company Act ("Rule 2a-7"). These securities are "Eligible Securities" as defined in the Statement of Additional Information.

     o What Quality, Maturity and Diversification Standards Apply to the Trust's Investments? The Trust may buy only those securities that meet quality, maturity and diversification standards set forth in Rule 2a-7 for money market funds. For example, the Trust must maintain a dollar-weighted portfolio maturity of no more than 90 days. Some of the Trust's investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than these standards. As a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment.

     The Board of Trustees has adopted procedures to evaluate securities for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust. In general, those procedures require that securities be payable in U.S. dollars and rated in one of the two highest short-term rating categories of two national rating organizations. In some cases, the Trust can buy securities rated by one rating organization or unrated securities that the Manager judges to be comparable in quality to the two highest rating categories. The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks.

     o What Types of Money Market Securities Does the Trust Invest In? In seeking its objective, the Trust invests principally in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities maturing in twelve months or less from the date of purchase, or in repurchase agreements (described below) under which such obligations are purchased. They may have fixed, variable or floating interest rates. All of the Trust's investments must meet the special maturity, quality and diversification requirements set forth in Rule 2a-7. Investments meeting these requirements are called "Eligible Securities". You can find more information about hem int he Statement of Additional Information. The following is a brief description of the types of money market securities the Trust may invest in.

     o Obligations Issued or Guaranteed by the U.S. Government, its Agencies or Instrumentalities. Securities issued or guaranteed by the U.S. Government include a variety of U.S. Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of from one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

      Obligations of some U.S. Government agencies and instrumentalities may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, such as the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

      o Certain Debt Obligations. The Trust may invest in variable rate notes, variable rate master demand notes or in master demand notes (described in "Investment Objective and Policies" in the Statement of Additional Information). The Trust may also purchase debt obligations that either mature within twelve months from the date of purchase or have been called for redemption by the issuer, with such redemption to be effective within one year.

Investment Strategies. To seek its objective, the Trust may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

      o Floating Rate/Variable Rate Notes. Some of the notes the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the prime rate of a bank, or the 90 day U.S. Treasury bill rate. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if the Trust is able to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon not more than 30 days' notice. Such obligations may be secured by bank letters of credit or other credit support arrangements which guarantee payment. See "Investment Objectives and Policies - Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

     o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements in order to generate income while providing liquidity. The Trust's repurchase agreements must be fully collateralized. If the vendor fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements having a maturity of seven days or less. The Trust will not enter into a repurchase agreement that will cause more than 10% of its net assets at the time of purchase to be subject to repurchase agreements maturing in more than seven days. See "Investment Objectives and Policies - Repurchase Agreements" in the Statement of Additional Information for further details.

Can the Trust's Investment Objective and Policies Change? The Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. The Trust's investment policies and techniques are not fundamental unless this Prospectus or the Statement of Additional Information says that a particular policy is fundamental.

Other Investment Restrictions

Under some of the Trust's fundamental investment restrictions, which cannot be changed without the approval of a majority of the Trust's outstanding voting shares, the Trust cannot:

     o invest in any security other than those discussed under "Investment Objective and Policies," above;

      o enter into repurchase agreements maturing in more than seven days or purchase securities which are restricted as to resale or for which market quotations are not readily available, if any such investment would cause more than 10% of the Trust's assets to be invested in such securities;

      o borrow money in excess of 10% of the value of its total assets, and then only as a temporary measure for extraordinary or emergency purposes; provided that the Trust will not make any investment at a time during which such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

      o make loans, except through (i) the purchase of debt securities listed under "Investment Objective and Policies," (ii) the purchase of such debt securities subject to repurchase agreements, or (iii) loans of securities as described under "Investment Objectives and Policies -Loans of Portfolio Securities," in the Statement of Additional Information; or

      o invest in any debt instrument having a maturity in excess of one year from the date of the investment, or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment.

      Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are contained in "Other Investment Restrictions" in the Statement of Additional Information.

Investment Risks

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust is a money market fund that seeks income by investing in short-term debt securities that must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. These include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and diversifying the Trust's investment among issuers to reduce the effects of a default by any one issuer on the value of the Trust's shares. Even so, there is a risk that the Trust's shares could fall below $1.00 per share.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Trusts' custodian and other parties. therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Trust.

Performance of the Trust

Explanation of Yield. From time to time the "yield" and "compounded effective yield" of an investment in the Trust may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. See "Yield Information" in the Appendix to the Statement of Additional Information for additional information about the methods of calculating these yields.

APPENDIX

This Appendix is part of the Prospectuses of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

How the Trusts are Managed

Organization and History. The Board of Trustees of each Trust has overall responsibility for the management of that Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Statement of Additional Information identifies the trustees and officers and provides information about them. Subject to the authority of the Board, the Trusts' investment manager, Centennial Asset Management Corporation (the "Manager"), is responsible for the day-to-day management of each Trust's business, supervises the investment operations of each Trust and the composition of its portfolio and furnishes the Trusts advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (collectively, the "Agreements") with each Trust. Each of the Agreements sets forth the fees paid by the Trust to the Manager and the expenses that the Trust is responsible to pay.

      The Trusts' shares are of one class, are transferrable without restriction and have equal rights and privileges. Each share of each Trust represents an interest in that Trust equal to the interest of each other share of the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have cumulative voting rights or conversion, preemptive or subscription rights. Shares of each Trust have equal liquidation rights as to the assets of that Trust. (Each Trust's Board of Trustees is empowered to issue additional classes or series of shares of that Trust, which may have separate assets and liabilities.)

     The Trusts will not normally hold annual meetings of the shareholders. The Trusts may hold shareholder meetings from time to time on important matters and shareholders have the right to call a meeting to remove a Trustee or take other action described in the Declaration of Trust. Under certain principles governing business trusts, shareholders may be held personally liable as "partners" for the Trust's obligations. However, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Trust is unable to meet its obligations. See "Additional Information" in the Appendix to the Statement of Additional Information for details.

The Manager and Its Affiliates. The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), has operated as an investment advisor since 1978. The Manager and its affiliates currently advise U.S. investment companies with assets aggregating over $85 billion as of September 30, 1998, and having more than 4 million shareholder accounts. OFI is wholly owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI and the Manager, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

      The management services provided to the Trust by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and accounting services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, because the services they provide depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of the computer systems of those third parties to deal with the year 2000 may also have a negative effect on the services provided to the Trust.

      o Fees and Expenses. The management fee is payable monthly to the Manager under the terms of each Trust's Agreement and is computed on the average annual net assets of the respective Trust as of the close of business each day. The annual rates applicable to Money Market Trust are as follows: 0.500% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.450% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.400% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.350% of the next $500 million of net assets; and 0.325% of net assets in excess of $2 billion. Furthermore, the Manager guarantees that the total expenses of Money Market Trust in any fiscal year, exclusive of taxes, interest and brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Manager undertakes to pay or refund to Money Market Trust any amount by which such expenses shall exceed, the lesser of (i) 1.5% of the average annual net assets of Money Market Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or (ii) 25% of total annual investment income of Money Market Trust.

      The annual rates applicable to Government Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion. The annual rates applicable to Tax Exempt Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.40% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.35% of the next $500 million of net assets and 0.325% of net assets in excess of $2 billion. Furthermore, under Tax Exempt Trust's Agreement, when the value of Tax Exempt Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. See the Statement of Additional Information for an explanation of the Manager's reimbursement arrangement for the Trusts set forth in their Agreements. "Investment Management Services" in the Appendix to the Statement of Additional Information contains more complete information about the Agreements, including a discussion of expense arrangements, and a description of the exculpation provisions and portfolio transactions.

      o The Custodian. The Custodian of the assets of the Trusts is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "Additional Information" in the Appendix to the Statement of Additional Information for further information. Each Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial. The foregoing rating restrictions under Rule 2a-7 described under "Investment Objective and Policies" do not apply to banks in which a Trust's cash is kept.

      o The Transfer Agent. Shareholder Services, Inc., a subsidiary of OFI, acts as Transfer Agent and shareholder servicing agent for the Trusts and the other mutual funds advised by the Manager, on an at-cost basis. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trusts to the Distributor and to Recipients under the Service Plan (see "Service Plan" below). Direct shareholders should direct any inquiries regarding the Trusts to the Transfer Agent at the address and toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.

How to Buy Shares

Shares of each Trust may be purchased at their offering price, which is net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances. See "Determination of Net Asset Value Per Share" in the Appendix to the Statement of Additional Information for further details. There can be no guarantee that any Trust will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation, which also acts as the distributor for each Trust (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of a Trust's shares.
OppenheimerFunds Distributor, Inc. ("OFDI"), an affiliate of the Distributor, acts as the sub-distributor for each Trust (the "Sub-Distributor").

     The minimum initial investment is $500 ($2,500 if by Federal Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Exchange of Shares" in the Appendix to the Statement of Additional Information or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan or military allotment plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.

      Each Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly- purchased shares only after the Distributor accepts the purchase order at its address in Colorado, on a day the New York Stock Exchange is open (a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

      Each Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and at 4:00 P.M. (all references to time in this Prospectus mean New York time), by dividing the net assets of the Trust by the total number of its shares outstanding. Each Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method as described in "Determination of Net Asset Value Per Share" in the Appendix to the Statement of Additional Information.

      Dealers and brokers who process orders for a Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by Direct Shareholders by purchasing shares directly from a Trust. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Trust's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of a Trust to do so.

Purchases Through Automatic Purchase and Redemption Programs. Shares of each Trust are available under Automatic Purchase and Redemption Programs
("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of a Trust through a Program should be directed to the broker-dealer.

Direct Purchases. An investor (who is not a Program participant, but instead a "Direct Shareholder") may directly purchase shares of the Trusts through any broker or dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment: either
(1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.

      o Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and the purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

     o Payment by Federal Funds Wire. Shares of each Trust may be purchased by Direct Shareholders by Federal Funds wire. The minimum investment by wire is $2,500. You must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the wire and to receive further instructions. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9, for credit to Concentration Account No. 3737-5674 (Centennial Money Market Trust or Centennial Tax Exempt Trust) or Concentration Account No. 3741-9796 (Centennial Government Trust), for further credit to the following account numbers for the respective Trust: (i) Centennial Money Market Trust Custodian Account No. 099920, (ii) Centennial Government Trust Custodian Account No. 099975, or (iii) Centennial Tax Exempt Trust Custodian Account No. 099862.

      The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. (the "Custodian") and the Distributor has received and accepted the investor's notification of the wire order prior to 4:00 P.M. Those shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and 4:00 P.M. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

      o Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of a Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at the net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends on such shares will begin to accrue on the purchase date. If an order is received between 12:00 Noon and 4:00 P.M. with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by 4:00 P.M. on the next regular business day, the order will be effected at 4:00 P.M. on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at 4:00 P.M. that day and dividends will begin to accrue on such shares on the purchase date.

     o Automatic Investment Plans. Direct Shareholders may purchase shares of a Trust automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Sell Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trusts reserve the right to amend, suspend, or discontinue offering Automatic Investment Plans at any time without prior notice.

Service Plan. Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the Distributor for all or a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to compensate dealers, brokers, banks, or other financial institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under each Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub- accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Each Trust may make monthly payments to the Distributor (and the Distributor to Recipients) in any month where Trust assets held by a Recipient for itself or on behalf of its customers in that month exceed $200 million. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of each Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trusts), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Statement of Additional Information.

How to Sell Shares

Program Participants. A Program participant may redeem shares in the Program by writing checks as described below, or by contacting the dealer or broker. A Program participant may also arrange for "Expedited Redemptions," as described below, only through his or her dealer or broker.

Direct Shareholders. Those shareholders whose ownership of shares of the Trusts is direct rather than through a Program, may redeem shares by either regular redemption procedures or by expedited redemption procedures.

      o Regular Redemption Procedure. To redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedures, a Direct Shareholder must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 [send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231]: (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from Individual Retirement Accounts ("IRAs") or other retirement plans, or if the redemption is requested by anyone other than the shareholder(s) of record. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. Transfers of shares are subject to similar requirements.

     To avoid delay in redemptions or transfers, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

      o Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, Direct Shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon 4:00 P.M. normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and 4:00 P.M. earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the appendix to the Statement of Additional Information for further details.

      o Checkwriting. Upon request, the Transfer Agent will provide any Direct Shareholder of the Trusts or any Program participant whose shares are not represented by certificates, with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Checks may be made payable to the order of anyone in any amount not less than $250, and will be subject to the Bank's rules and regulations governing checks. Program participants' checks will be payable from the primary account designated by the Program participant. The Transfer Agent will arrange for checks written by Direct Shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Program participants must arrange for Checkwriting through their brokers or dealers. If a check is presented for an amount greater than the account value, it will not be honored. Shareholders of joint accounts may elect to have checks honored with a single signature. Checks issued for one Trust account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by Checkwriting. A check that would require redemption of some or all of the shares so purchased is subject to non-payment. When a check is presented to the Bank for clearance, the Bank will request the Trust to redeem a sufficient number of full and fractional shares in the shareholders' account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend, or discontinue Checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Trust, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Trust, its Transfer Agent and any bank through which the Trust's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Trust account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

      o Telephone Redemptions. Direct Shareholders of the Trusts may redeem their shares by telephone by calling the Transfer Agent at 1-800-852-8457. This procedure for telephone redemptions is not available to Program participants.
Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, in any seven day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Trusts' regular redemption procedures described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each Direct Shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

      o Automatic Withdrawal Plan. Direct Shareholders of the Trusts can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of 4:00 P.M. three days prior to the date requested by the shareholder for receipt of the payment. The Trusts cannot guarantee receipt of payment on the date requested and reserve the right to amend, suspend or discontinue offering such Plan at any time without prior notice. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. For further details, see the "Automatic Withdrawal Plan Provisions" included as Exhibit C in the Statement of Additional Information.

Distributions from Retirement Plans Holding Shares of Government Trust and Money Market Trust. Requests for distributions from OppenheimerFunds-sponsored Individual Retirement Accounts ("IRAs"), 403(b)(7) custodial plans, or pension or profit-sharing plans of Direct Shareholders for which the Manager or its affiliates act as sponsors should be addressed to "Bank of Boston c/o Shareholder Services, Inc." at the address listed on the cover, and must: (i) state the reason for distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Trust's requirements for regular redemptions discussed above. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from such plans are subject to additional requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code of 1986, as amended, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Trustee, the Trusts, the Manager, the Distributor and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

General Information on Redemptions. The redemption price will be the net asset value per share of the applicable Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, the Board of Trustees of a Trust may involuntarily redeem small accounts (valued at less than $500). Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed. The Board of Trustees of a Trust may also involuntarily redeem shares in amounts sufficient to reimburse the Trust or the Distributor for any loss due to cancellation of a share purchase order. Under the Internal Revenue Code, the Trusts may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends and distributions (including exchanges) the Trust may make if the shareholder has not furnished the Trust with a certified taxpayer identification number or has not complied with provisions of the Internal Revenue Code relating to reporting dividends.

     Payment for redeemed shares is made ordinarily in cash and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. For accounts registered in the name of a broker- dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a redemption check for recently purchased shares only until the purchase check has cleared, which may take up to 10 or more days from the purchase date. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the purchase payment was drawn, or by purchasing shares by Federal Funds wire, as described above. The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by Direct Shareholders by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemption of shares of a Trust acquired by exchange of shares of Eligible Funds that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Exchanges of Shares

Exchange Privilege. Shares of each of the Trusts held under Programs may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust (collectively, the "Centennial Trusts") if available for sale in the shareholder's state of residence only by instructions of the broker.

     Shares of the Trusts may, under certain conditions, be exchanged by Direct Shareholders for Class A shares of certain Oppenheimer funds. A list of the Oppenheimer funds currently available for exchange is included in the Statement of Additional Information. That list can change from time to time. (The funds included on the list are collectively referred to as "Eligible Funds"). There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (as defined in the Statement of Additional Information). Under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC.

      Shares of the Trusts and of the other Eligible Funds may be exchanged at net asset value, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.

      In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund held by Direct Shareholders (including the Trusts) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of a Trust acquired by reinvestment of dividends and distributions from any Eligible Fund, except Oppenheimer Cash Reserves, or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of a Trust acquired by exchange of Class A shares of an Eligible Fund purchased subject to a Class A CDSC, and redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the Class A CDSC as described in the prospectus of that other Eligible Fund. In determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

How to Exchange Shares. An exchange may be made by Direct Shareholders by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, Direct Shareholders of the Trusts may exchange shares of a Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trusts may modify, suspend or discontinue this exchange privilege at any time. Although the Trust will attempt to provide you notice whenever reasonably able to do so, it may impose these changes at any time. The Trusts reserve the right to reject written requests submitted in bulk on behalf of more than one account. Exchange requests for exchanges to any of the Centennial Trusts must be received by the Transfer Agent by 4:00 P.M. to be effected that day. Exchange requests for exchanges to Eligible Funds other than the Centennial Trust must be received by the Transfer Agent by the close of The New York Stock Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

Telephone Exchanges. Direct Shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each Direct Shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from a shareholder of record canceling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests. Telephone Instructions. The Transfer Agent has adopted procedures concerning telephone transactions including confirming that telephone instructions are genuine by requiring callers to provide tax identification number(s) and other account data or by using PINs, and by recording calls and confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor any Trust will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone transaction privileges for an account.

General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date") by 4:00 P.M. Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to seven business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. Each Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.

      The Eligible Funds have different investment objectives and policies. Each of those funds imposes a sales charge on purchases of Class A shares except the Money Market Funds. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Direct Shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-9310 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

Retirement Plans

The Distributor has available for Direct Shareholders who purchase shares of Government Trust and Money Market Trust: (i) individual retirement accounts
(IRAs), including Simplified Employee Pension Plans (SEP IRAs); (ii) prototype pension and profit-sharing plans for corporations and self-employed individuals; and (iii) Section 403(b)(7) custodial plans for employees of public educational institutions and organizations of the type described in Section 501(c)(3) of the Internal Revenue Code. The minimum initial IRA, SEP IRA, pension or profit-sharing plan investment is normally $250. The minimum initial 403(b)(7) plan investment is $25. For further details, including the administrative fees, the appropriate retirement plan should be requested from the Distributor. Retirement plans are not available to Direct Shareholders who purchase shares of Tax Exempt Trust. The Trusts reserve the right to discontinue offering their shares to such plans at any time without prior notice.

Dividends, Distributions and Taxes

This discussion relates solely to Federal tax laws and is not exhaustive. A qualified tax advisor should be consulted. Dividends and distributions may be subject to Federal, state and local taxation. Information about the possible applicability of the Alternative Minimum Tax to Tax Exempt Trust's dividends and distributions is contained in "Investment Objective and Policies -Private Activity Municipal Securities" in the Statement of Additional Information of Tax Exempt Trust. The Appendix to the Statement of Additional Information contains a further discussion of tax matters affecting the Trusts and their distributions.

Dividends and Distributions. Each Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described above in "How To Buy Shares." Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the respective Trust at net asset value on the third Thursday of each calendar month. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and 4:00 P.M. Program participants may receive cash payments by asking the broker to redeem shares.

     All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust selected. Dividends and distributions payable to Direct Shareholders of the Trusts will also be automatically reinvested in shares of the respective Trust at net asset value, on the third Thursday of each calendar month, unless the shareholder asks the Transfer Agent in writing to pay dividends and distributions in cash or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Statement of Additional Information. That notice must be received prior to the record date for a dividend to be effective as to that dividend. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the respective Trust, as promptly as possible after the return of such check to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

      Participants in an A.G. Edwards & Sons, Inc. Cash Convenience Account Program (other than those whose account is an Individual Retirement Account) holding shares of Tax Exempt Trust or Government Trust will receive account statements five times a year, at the end of March, May, August, October and December, if the only activity in their account during that period is the automatic reinvestment of dividends.

      Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trusts will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.

     A Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Long-term capital gains, if any, will be identified separately when tax information is distributed. No Trust will make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. To effect its policy of maintaining a net asset value of $1.00 per share, each Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains. The Statement of Additional Information describes how dividends and distributions received by Direct Shareholders of the Trusts may be reinvested in shares of any Eligible Fund at net asset value.

Tax Status of Money Market Trust's and Government Trust's Dividends and Distributions. Dividends paid by these Trusts derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. If either Trust has net realized long-term capital gains in a fiscal year, it may pay an annual "long-term capital gains distribution," which will be so identified when paid and when tax information is distributed. Long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested, regardless of how long Trust shares have been held. Income from securities issued by the U.S. Government may be exempt from income taxation by various states. The Government Trust will advise shareholders of the percentage of its income earned on federal obligations. Rules vary by state regarding the state taxability of dividends paid by either Trust. You should consult your tax advisor to determine proper tax treatment of dividends paid by the Trusts.

Tax Status of Tax Exempt Trust's Dividends and Distributions. This Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders and did so qualify during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the portfolio of the Trust which is excludable from gross income for Federal individual income tax purposes, less expenses. Expenses are accrued daily. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the calendar year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Trust's income that was tax-exempt for a given period. Although from time to time a portion of the exempt-interest dividends paid by the Trust may be an item of tax preference for shareholders subject to the alternative minimum tax, all of the dividends (excluding distributions) paid by the Trust during the calendar year ended December 31, 1997 were exempt from Federal income taxes. The net amount of any income on Municipal Securities subject to the alternative minimum tax will be identified when tax information is distributed by the Trust. The Trust will report annually to shareholders the percentage of interest income it received during the preceding year on Municipal Securities. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax.

      A Trust shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper, obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements), (ii) income from securities loans, or (iii) an excess of net short-term capital gains over net long-term capital losses. Additionally, all or a portion of the Trust's exempt-interest dividends may be a component of the "adjusted current earnings" preference item under the Federal corporate alternative minimum tax.

      Under the Internal Revenue Code, interest on loans to purchase shares of the Trust may not be deducted for Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Furthermore, under Section 147(a) of the Internal Revenue Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or Private Activity Municipal Securities should refer to "Private Activity Municipal Securities" in the Statement of Additional Information of Tax Exempt Trust and should consult their own tax advisors before purchasing shares. No investigation as to the users of the facilities financed by such bonds is made by the Tax Exempt Trust.

Tax Status of the Trusts. If a Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. Each Trust qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to qualify. However, the Internal Revenue Code contains a number of complex tests relating to such qualification that a Trust might not meet in any particular year. If a Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Tax Exempt Trust would then be unable to pay "exempt-interest dividends" as discussed before. Dividends paid by any Trust will not be eligible for the dividends-received deduction for corporations. For information as to "backup" withholding on taxable dividends, see "How to Sell Shares," above.

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or Statement of Additional Information, and if given or made such information and representations must not be relied upon as having been authorized by the respective Trust, the Manager, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310                                        Centennial
                                                      Money Market Trust
Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043                              Prospectus

Independent Auditors                                  Dated October 30, 1998
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

Centennial Tax Exempt Trust

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

Statement of Additional Information dated October 30, 1998

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated October 30, 1998. It should be read together with the Prospectus which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc. at P.O. Box 5143, Denver, Colorado 80217-5143 or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                                  Page

Investment Objective and Policies..........................................2
Other Investment Restrictions..............................................9

Appendix
Trustees and Officers.....................................................A-1
Investment Management Services............................................A-6
Service Plan..............................................................A-8
Purchase, Redemption and Pricing of Shares................................A-10
Exchange of Shares .......................................................A-12
Yield Information.........................................................A-14
Additional Information....................................................A-15

Financial Information About the Trust
Independent Auditors' Report..............................................A-17
Financial Statements......................................................A-18

Exhibits
Exhibit A:   Description of Securities Ratings.............................A-36
Exhibit B:   Industry Classifications......................................A-40
Exhibit C:   Automatic Withdrawal Plan Provisions..........................A-41
Exhibit D:   Tax Equivalent Yield Table....................................A-43

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

      There are, or course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general money market conditions, general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

Municipal Bonds. The principal classifications of long-term Municipal Bonds are "general obligation," "revenue" and "industrial development" bonds.

     o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

      o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

     o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under Federal revenue sharing programs.

     o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

      o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Participation Interests. The Trust may purchase participation interests in all or part of loans to municipal borrowers from financial institutions such as banks, insurance companies and savings and loan associations. Such institutions frequently provide, or secure from another financial institution, letters of credit or guarantees to secure the interests, and give the buyer the right to demand payment of the principal amount of the participation interests plus accrued interest on short notice (normally within seven days). In the event of a failure by the issuer to pay scheduled interest or principal payments on the underlying municipal security, the Trust could experience a decline in its net asset value. In the event of a failure by the financial institution to perform its obligations in connection with the participation interest, the Trust might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Trust may buy participation interests in Municipal Securities having maturities of more than one year if the participation interests include the right to demand payment from the financial institution (which may charge fees in connection with their repurchase commitments) consistent with the Trust's other investment policies and restrictions.

Municipal Lease Obligations. From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations, generally through the acquisition of certificates of participation, that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Trust and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the municipality.

Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year on not more than thirty days' notice at any time. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days may be subject to the limitations applicable to illiquid securities described in "Investment Objective and Policies - Illiquid and Restricted Securities" in the Prospectus.

Puts and Standby Commitments. When the Trust buys Municipal Securities, it may obtain a standby commitment from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Trust's purchases of puts are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities. An unconditional put or guarantee with respect to a security will not be deemed to be issued by the institution providing the guarantee or put, provided that the value of all securities held by the Trust and issued or guaranteed by the issuer providing the guarantee or put shall not exceed 10% of the Trust's total assets.

      The Trust's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and standby commitments are not transferrable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or standby commitment is exercised. Any consideration paid by the Trust for the put or standby commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Trust's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.

When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from this investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other liquid high quality Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of a state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Trust may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisors before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

     A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds. Should the Trust hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

      The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Trust may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the Federal alternative minimum tax on individuals and corporations. The Trust anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of its total assets.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act") collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      o Ratings of Securities - Portfolio Quality and Diversification. Under Rule 2a-7 of the Investment Company Act, the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under that Rule, the Trust may purchase only those securities that the Manager, under Board-approved procedures, has determined have minimal credit risks and are Eligible Securities. The rating restrictions described in the Prospectus and this Statement of Additional Information do not apply to banks in which the Trust's cash is kept.

      An Eligible Security is one that has been rated in one of the two highest short-term rating categories by any two nationally-recognized statistical rating organizations. That term is defined in Rule 2a-7 and they are referred to as "Rating Organizations" in this Statement of Additional Information. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an Eligible Security.

      Rule 2a-7 permits the Trust to purchase any number of "First Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by at least two Rating Organizations. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be First Tier Securities.

      Under Rule 2a-7, the Trust may invest only up to 5% of its assets in "Second Tier Securities." Second Tier Securities are Eligible Securities that are not First Tier Securities. In addition, the Trust may not invest more than:

     o 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or

     o 1% of its total assets or $1 million (whichever is greater) in Second Tier Securione issuer.

      Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. Some of the Trust's existing investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7. For example, as a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Trust's procedures and with the Rule.

      If a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Trust to dispose of it. If the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, or if an event of insolvency as defined in Rule 2a-7 occurs, the Trust must dispose of the Security as soon as practicable unless, the Board determines it would be in the best interests of the Trust to dispose of the security.

      The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission are Standard & Poor's Corporation, Moody's Investors Service, Inc., IBCA Fitch, Duff and Phelps, Inc., and Thomson BankWatch, Inc. Appendix A to this Statement of Additional Information contains descriptions of the rating categories of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.

Diversification. For purposes of diversification under the Investment Company Act, and the Trust's investment restrictions, the identification of the issuer of a Municipal Bond or Note depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

Other Investment Restrictions

The Trust's significant investment restrictions are set forth in the Prospectus. The following investment restrictions are also fundamental investment policies of the Trust and, together with the fundamental policies and restrictions described in the Prospectus, cannot be changed without the vote of a majority of the Trust's outstanding shares. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot:

     o invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs;

      o invest in real estate; however the Trust may purchase Municipal Bonds or Notes secured by interests in real estate;

     o make short sales of securities or purchase securities on margin, except for short-term credits necessary for the clearance of purchases and sales of portfolio securities;

      o invest in or hold securities of any issuer if those officers and trustees or directors of the Trust or its advisor who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

     o underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933; or

      o invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increased in proportion to the size of the Trust. For purposes of the Trust's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus, the Trust has adopted the industry classifications set forth in Exhibit B to this Statement of Additional Information. This is not a fundamental policy.

APPENDIX

This Appendix is part of the Statement of Additional Information of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

Trustees and Officers

The Trustees and officers of the Trusts and their principal business affiliations and occupations during the past five years are listed below. Sam Freedman became a Trustee on June 27, 1996. All Trustees are trustees of each of the Trusts. The Trustees are also trustees, directors, or managing general partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver Oppenheimer funds") except for Mr. Bowen and Ms. Macaskill, who are Trustees, Directors or Managing Partners of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. Messrs. Bowen and Fossel are not Trustees of Centennial New York Tax Exempt Trust and are not Managing General Partners of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto, Ms. Wolf and Mr. Zimmer hold similar positions with each of the Denver Oppenheimer funds. As of October 16, 1998, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of any Trust. This does not reflect ownership of shares held of record by an employee benefit plan for employees of OppenheimerFunds, Inc., the parent of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the funds listed above.

ROBERT G. AVIS, Trustee*; Age 67
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 83
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

GEORGE C. BOWEN, Vice President, Treasurer, Assistant Secretary and Trustee*; Age 62 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July
1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. ("OAC") (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July
1996); Chief Executive Officer, Treasurer; Treasurer of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly Treasurer of OAC (June 1990 - March 1998).

CHARLES CONRAD, JR., Trustee; Age 68
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee; Age 56
P.O. Box 44, Mead Street, Waccabuc, New York  10597
Formerly Chairman and a director of the Manager, President and a director of OAC, the Manager's parent holding company, and Shareholder Services, Inc.
("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

SAM FREEDMAN, Trustee; Age 58
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

RAYMOND J. KALINOWSKI, Trustee; Age 69
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. HOWARD KAST, Trustee; Age 76
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 77
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).
BRIDGET A. MACASKILL, President and Trustee*; Age 50
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director
(since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OFIL; Chairman, President and a director of Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; Member, Board of Governors, NASD, Inc.; a director of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager, a director of NASDQ Stock Market, Inc.

NED M. STEEL, Trustee; Age 83
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 64 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"), and Chairman of the Board of SSI.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager; Age 43
Vice President of the Manager and Centennial (since May 1988); an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager; Age 46
Vice President of the Manager and Centennial (since June 1990); an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manger; Age 52
Senior Vice President of the Manager (since June 1997); Vice President of Centennial (since June 1997); an officer of other Oppenheimer funds; formerly Vice President of the Manager (October 1990-June 1997).

ANDREW J. DONOHUE, Vice President and Secretary; Age 48
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President and a director of OFIL and Oppenheimer
Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 39
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT  T. FARRAR, Assistant Treasurer; Age 33
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, Assistant Secretary; Age 50
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the  Manager,  Assistant  Secretary  of SSI (since May 1985),  and SFSI
(since November 1989); Assistant Secretary of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.
----------------------
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.

Remuneration of Trustees. The officers of the Trusts and certain Trustees of the Trusts (Ms. Macaskill and Messrs. Bowen and Swain) who are affiliated with the Manager receive no salary or fee from the Trusts. The remaining Trustees of the Trusts received the compensation shown below. The compensation from the Trusts was paid during its fiscal year ended June 30, 1998. The compensation from all of the Denver-based Oppenheimer funds include the Trusts and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.

                        Aggregate         Aggregate      Aggregate      Total
                        Compensation      Compensation   Compensation   Compensation
                        from the          from the       from the       from all
                        Money Market      Tax Exempt     Government     Denver-based
Name and Position       Trust             Trust          Trust          Oppenheimer funds(1)

Robert G. Avis          $6,050            $2,154         $1,911         $63,501
 Trustee

William A. Baker         $7,384            $2,629         $2,334         $77,502
 Audit and Review
 Committee Ex-Officio
 Member (2) and Trustee

Charles Conrad, Jr.     $6,860            $2,167         $2,432         $72,000
 Trustee(3)

Jon S. Fossel           $6,029            $2,147         $1,904         $63,277.18
 Trustee

Sam Freedman            $6,336            $2,256         $2,001         $66,501
 Audit and Review
 Committee Member(2)
 and Trustee

Raymond J. Kalinowski   $6,818            $2,428         $2,154         $71,561
 Audit and Review
 Committee Member(2)
 and Trustee

C. Howard Kast          $7,289            $2,595         $2,302         $76,503
 Audit and Review
 Committee  Chairman(2)
 and Trustee

Robert M. Kirchner      $6,860            $2,443         $2,167         $72,000
 Trustee(3)

Ned M. Steel            $6,050            $2,154         $1,911         $63,501
 Trustee

(1) For the 1997 calendar year.
(2) Committee positions effective July 1, 1997
(3) Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit And Review Committee.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. Under the Plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plan will be vary based upon the performance of the selected funds. Deferral of Trustees' fees under the Plan will not materially affect the Trust's assets, liabilities and net income per share. The Plan will not obligate the Trust to retain the services of any Trustee or to pay any particular amount of compensation to the Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Trust may invest [without shareholder approval and not withstanding its fundamental policy restricting investments in other open-end investment companies, as described in the Trust's Statement of Additional Information] in the funds selected by the Trustee under the Plan, for the limited purpose of determining the value of the Trustees deferred fee account.

Major Shareholders. As of October 16, 1998, A.G. Edwards & Sons, Inc. ("A.G. Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103 was the record owner of 6,392,947,268.950 shares of Money Market Trust, 1,873,973,875.080 shares of Tax Exempt Trust and 1,220,402,170.980 shares of Government Trust (approximately 97.3%, 98.3% and 96.8% of outstanding shares, respectively, of these Trusts). A.G. Edwards has advised the Trusts that all such shares are held for the benefit of brokerage clients and that no such client owned beneficially 5% or more of the outstanding shares of any of the Trusts.

Investment Management Services

The  Manager is  wholly-owned  by OFI,  which is a  wholly-owned  subsidiary  of
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is owned by certain of OFI's directors and officers, some of whom may serve as officers of the Trust, and three of whom (Messrs. Swain and Bowen and Ms. Macaskill) serve as Trustees of the Trust.

     The management fee is payable monthly to the Manager under the terms of the investment advisory agreements between the Manager and each Trust (collectively, the "Agreements"), and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The management fees paid to the Manager by the Trusts during their last three fiscal periods were as follows:
(a)  $21,572,514,  $32,755,568 and  $45,145,160  paid for the fiscal years ended
June 30, 1996, 1997 and 1998, respectively, of Money Market Trust; (b) $6,380,737, $6,858,451 and $7,721,361 paid for the fiscal years ended June 30,
1996, 1997 and 1998, respectively, of Tax Exempt Trust; and (c) $4,468,617, $4,743,430 and $5,092,383 paid for the fiscal years ended June 30, 1996, 1997 and 1998, respectively, of Government Trust.

      The Agreements require the Manager, at its expense, to provide the Trusts with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trusts, including the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trusts.
Expenses not expressly assumed by the Manager under the Agreements or as Distributor of the shares of the Trusts, are paid by the Trusts. The Agreements list examples of expenses paid by the Trusts, the major categories of which relate to interest, taxes, certain insurance premiums, fees to unaffiliated Trustees, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, share issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials) and registration fees, and non-recurring expenses, including litigation. The Agreements permit the Manager to act as investment advisor for any other person, firm or corporation.

      Under its Agreements with Money Market Trust and Government Trust, respectively, the Manager has agreed to reimburse each Trust to the extent that the Trust's total expenses (including the management fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses such as litigation costs) exceed in any fiscal year the lesser of: (i) 1.5% of average annual net assets of the Trust up to $30 million plus 1% of the average annual net assets in excess of $30 million or; (ii) 25% of the total annual investment income of the Trust.

      Independently of the Money Market Trust's Agreement, the Manager had voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust during the period from December 1, 1991 through November 21, 1997. For fiscal year ended June 30, 1996, June 30, 1997 and June 30, 1998, the reimbursements by the Manager to Money Market Trust were $0, $4,890,123 and $2,382,437, respectively. Contemporaneously with the amendment of Money Market Trust's Agreement with the Manager, the Manager withdrew its voluntary waiver on November 21, 1997.

      Under its Agreement with Tax Exempt Trust, when the value of the Fund's net assets is less than $1.5 billion, the annual fee payable to the Manager is reduced by $100,000 based on the average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. This contractual provision resulted in a reduction of the fee which would otherwise have been payable to the Manager during the fiscal years ended June 30, 1996, 1997 and 1998, respectively, in the following amounts: $100,000, $19,945 and $0.

      In addition, under its Agreement with Tax Exempt Trust, the Manager has agreed to assume that Trust's expenses to the extent that the total expenses (as described above) of the Trust exceed the most stringent limits prescribed by any state in which the Trust's shares are offered for sale. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liabilities under any of these expense assumptions. No reimbursement or assumption was necessary by the Manager to Government Trust during its three most recent fiscal years. As a result of changes in federal securities laws which have effectively pre-empted state expense limitations, the contractual commitment relating to such reimbursements is no longer relevant.

      The Tax Exempt Trust Agreement provides that the Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Trustees of the Trust in following or declining to follow any advice or recommendations of the Manager. The Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust in connection with matters to which the Agreement relates, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Agreement.

      The Agreements of Money Market Trust and Government Trust provide that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the Agreements shall be construed to protect the Manager against any liability to such Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreements.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust in periods of stable or declining rates, and may have a positive effect in periods of rising interest rates.

      The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions are directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal.

Service Plan

Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act, pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the services rendered to the Trust, as described in the Prospectus. Each Plan has been approved: (i) by a vote of the Board of Trustees of the Trust, including a majority of the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan) cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by the vote of the holders of a "majority of the outstanding voting securities " (as defined under the Investment Company Act) of that Trust's outstanding voting securities. In approving each Plan, the Board determined that it is likely each Plan will benefit the shareholders of that Trust.

      The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust and Oppenheimer Cash Reserves. Quarterly payments by the Distributor, which are not a Trust expense, for distribution-related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of these funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of such funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a fund expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from each such fund. No such supplemental payments will be paid to any dealer which is an "affiliate" (as defined in the Investment Company Act) of the Distributor.

      Each Plan, unless terminated as described below, shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by each Trust's Board of Trustees, including its Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. A Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Trust's Independent Trustees or by the vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the
Distributor: (i) in the event a Trust amends its Plan, or (ii) if the net asset value of shares of the funds covered by the Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. Each Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the shareholders of that Trust. All material amendments must be approved by the Independent Trustees.

      Under each Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plans permit the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to a Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Each Recipient who is to receive distribution payments for any month or quarter is required to certify in writing that the aggregate payments to be received from the applicable Trust during that month or quarter do not exceed the Recipient's administrative and sales related costs in rendering distribution assistance during the month or quarter, and will reimburse the Trust for any excess.

      For each Trust's fiscal year ended June 30, 1998, payments to the Distributor under its Plan totaled $25,239,796, $3,658,752 and $2,234,968 for Money Market Trust, Tax Exempt Trust and Government Trust, respectively, of which $0, $11,157 and $56,240 was paid by Money Market Trust, Tax Exempt Trust and Government Trust, respectively, to an affiliate of the Distributor, as a Recipient. Payments received by the Distributor under the Plans will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. Any unreimbursed expenses incurred for any fiscal quarter by the Distributor may not be recovered under that Plan in subsequent fiscal quarters.

      While the Plan is in effect, the Treasurer of each Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan, the identity of each Recipient that received any such payment, and the purposes for which the payments were made. The Plan further provides that while it is in effect, the election and nomination of those Trustees of a Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value of each Trust's shares is determined twice each day as of 12:00 Noon and 4:00 P.M., each day The New York Stock Exchange (the "Exchange") is open (a "regular business day") (all references to time mean New York time) by dividing that Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by Tax Exempt Trust may be traded, and its net asset value per share may be affected significantly, on such days when shareholders may not purchase or redeem shares.

     Each Trust's Board of Trustees has established procedures to comply with Rule 2a-7 for the valuation of the Trust's securities which provide that money market debt securities that had a maturity of less than 397 days are valued at cost, adjusted for amortization of premiums and accretion of discounts; and securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. The Trusts will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that each Trust will do so. Each Trust operates under Rule 2a-7 under which a Trust may use the amortized cost method of valuing their shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      Each Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If a Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Trust use Rule 2a-7, each Trust must abide by certain conditions described in the Prospectus. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While the amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the trusts resulted in a lower aggregate portfolio value on a particular day, a prospective investor in one of the Trusts would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trusts would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Trust would receive more investment income than if the Trust were priced at market value.

Redemptions. Each Trust's Board of Trustees has the right, in conformity with the Trust's Declaration of Trust and applicable law, to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $500 or such lesser amount as the Board may decide. Should the Board elect to exercise this right, it will establish the terms of any notice of such redemption required to be provided to the shareholder under the Investment Company Act, including any provision the Board may establish to enable the shareholder to increase the amount of the investment to avoid involuntary redemption. Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to shareholders of the Trusts, as discussed in the Appendix to the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon, and the Trust's next regular business day for redemptions between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trusts may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed below as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

Checkwriting. Checkwriting procedures are described in the Prospectus. By choosing the Checkwriting privilege, whether done by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Trust, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Trust, its Transfer Agent and any bank through which the Trust's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Trust account of such person(s) and to effect a redemption of sufficient shares in the account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

Exchange of Shares

Eligible Funds. As stated in the Prospectus, shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following Oppenheimer funds ("Eligible Funds"):

      Limited Term New York Municipal Fund
      Oppenheimer Bond Fund
      Oppenheimer Capital  Appreciation Fund
      Oppenheimer California  Municipal Fund
      Oppenheimer Champion Income Fund
      Oppenheimer Convertible  Securities Fund
      Oppenheimer Developing   Markets  Fund
      Oppenheimer Disciplined   Allocation   Fund
      Oppenheimer Disciplined Value Fund
      Oppenheimer Discovery Fund
      Oppenheimer Enterprise  Fund
      Oppenheimer Equity  Income  Fund
      Oppenheimer Florida Municipal Fund
      Oppenheimer Global Fund
      Oppenheimer Global Growth & Income Fund
      Oppenheimer Gold & Special  Minerals Fund
      Oppenheimer Growth Fund
      Oppenheimer High Yield Fund
      Oppenheimer Insured Municipal Fund
      Oppenheimer Intermediate   Municipal   Fund
      Oppenheimer International   Bond  Fund
      Oppenheimer International  Growth Fund
      Oppenheimer International  Small Company Fund
      Oppenheimer Limited-Term Government Fund
      Oppenheimer Main Street California Municipal Fund
      Oppenheimer Main Street Income & Growth Fund
      Oppenheimer MidCap Fund
      Oppenheimer Multiple Strategies Fund
      Oppenheimer Municipal Bond Fund
      Oppenheimer New Jersey Municipal Fund
      Oppenheimer New York Municipal Fund
      Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Quest Balanced Value Fund
      Oppenheimer Quest Capital Value Fund, Inc.
      Oppenheimer Quest Global Value Fund, Inc.
      Oppenheimer Quest Opportunity Value Fund
      Oppenheimer Quest Small Cap Value Fund
      Oppenheimer Quest Value Fund, Inc.
      Oppenheimer Real Asset Fund
      Oppenheimer Strategic Income Fund
      Oppenheimer Total Return Fund, Inc.
      Oppenheimer U.S. Government Trust
      Oppenheimer World Bond Fund
      Panorama Series Fund, Inc.
      Rochester Fund Municipals

      the following "Money Market Funds":

      Centennial America  Fund,  L.P.
      Centennial California  Tax Exempt Trust
      Centennial Government   Trust
      Centennial New  York  Tax  Exempt  Trust
      Centennial Tax Exempt Trust
      Oppenheimer Cash Reserves
      Oppenheimer Money Market Fund, Inc.

Yield Information

Each Trust's current yield is calculated for a seven-day period of time, in accordance with regulations adopted under the Investment Company Act, as follows: First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven day period ended June 30, 1998, the "current yield" for each Money Market Trust, Tax Exempt Trust and Government Trust was 4.99% 2.95% and 4.81%, respectively. The seven-day compounded effective yield for that period was 5.11%, 3.00% and 4.93%, respectively.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on each Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.


     Tax Exempt Trust's "tax equivalent yield" adjusts Tax Exempt Trust's current yield, as calculated above, by a stated Federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Exhibit D, which is applicable only to Tax Exempt Trust, includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Tax Exempt Trust's tax equivalent yield for the seven-day period ended June 30, 1998 was 2.95%. Its tax-equivalent compounded effective yield for the same period was 3.00% for an investor in the highest Federal tax bracket.

      Yield information may be useful to investors in reviewing each Trust's performance. A Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in a Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. Each Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Tax Exempt Trust's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

Additional Information

Description of the Trusts. Each Trust's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Each Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as each Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

     It is not contemplated that regular annual meetings of shareholders will be held. A Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the shareholders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16(c) of the Investment Company Act.

Tax Status of the Trust's Dividends and Distributions. The Federal tax treatment of the Trust's dividends and distributions to shareholders is explained in the Appendix to the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, each Trust must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized from the prior November 1 through October 31 of that year or else pay an excise tax on the amounts not distributed. While it is presently anticipated that each Trust's distributions will meet those requirements, a Trust's Board and the Manager might determine in a particular year that it is in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts.

The Custodian and the Transfer Agent. The Custodian's responsibilities include safeguarding and controlling the Trusts' portfolio securities and handling the delivery of portfolio securities to and from the Trusts. The Manager has represented to the Trusts that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trusts and the Custodian. It will be the practice of the Trusts to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates. Shareholder Services, Inc., the Transfer Agent, is responsible for maintaining each Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

General Distributor's Agreement. Under the General Distributor's Agreement between each Trust and the Distributor, the Distributor acts as each Trust's principal underwriter in the continuous public offering of its shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the General Distributor's Agreement and the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trusts examine the Trusts' financial statements and perform other related audit services. They also act as auditors for the Manager and for OFI, the Manager's immediate parent, as well as for certain other funds advised by the Manager and OFI.

INDEPENDENT AUDITORS' REPORT

Centennial Tax Exempt Trust

The Board of Trustees and Shareholders of Centennial Tax Exempt Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Tax Exempt Trust as of June 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1998 and 1997, and the financial highlights for the period July 1, 1993 to June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Tax Exempt Trust at June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touch LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
July 22, 1998

STATEMENT OF INVESTMENTS June 30, 1998

Centennial Tax Exempt Trust

                                                          Face        Value
                                                         Amount     See Note 1
                                                       ----------- ------------

SHORT-TERM TAX-EXEMPT  OBLIGATIONS--99.0%  ALABAMA--0.3% Boaz, AL IDV Board RRB,
Parker Hannifin Corp.,
 3.55%(/1/)..........................................  $ 5,935,000 $  5,935,000
                                                                   ------------
ARIZONA--3.0%
AZ HFAU RB, Blood Systems, Inc., 3.60%(/1/)..........    8,935,000    8,935,000
Maricopa Cnty.:
 AZ IDAU SWD RB, Rainbow Valley Landfill Project,
  Series A, 4%, 12/1/98(/2/).........................    4,000,000    4,000,000
 AZ PC RRB, Arizona Public Service Co., Series B,
  3.80%(/1/).........................................   11,200,000   11,200,000
Phoenix, AZ IDAU MH RRB:
 Lynwood Apts. Project, 3.55%(/1/)...................    6,475,000    6,475,000
 Paradise Lakes Apts. Project, 1995 Series,
  3.70%(/1/).........................................   22,500,000   22,500,000
Tucson, AZ IDAU RB, Geronimo Building Renovation
 Project, 4%, 12/15/98...............................    1,005,000    1,005,000
                                                                   ------------
                                                                     54,115,000
                                                                   ------------
ARKANSAS--0.0%
Subiaco, AR IDV RB, Cloves Gear & Products, Inc.,
 3.80%(/1/)..........................................      135,000      135,000
                                                                   ------------
CALIFORNIA--4.7%
Anaheim, CA HAU MH RRB, Park Vista Apts., Series A,
 3.50%(/1/)..........................................    1,000,000    1,000,000
CA CDAU Apartment Development RRB, Whispering Winds
 Apts., Series D, 3.55%(/1/).........................    2,500,000    2,500,000
CA EDFAU RB, CA Independent System Project:
 Series B, 3.40%(/1/)................................    3,500,000    3,500,000
 Series D, 3.50%(/1/)................................    9,500,000    9,500,000
CA GOB Tendered Option Certificates, Series 1998A,
 MBIA Insured, 4%(/1/)...............................    6,615,000    6,615,000
CA HEAU RRB, Series D-1, 3.80%, 8/1/98 ..............    3,900,000    3,900,000
CA HEAU Student Loan RB, Series C, 3.65%(/1/)........    4,000,000    4,000,000
CA HFA RB, Series C, 3.55%, 2/1/99...................    1,255,000    1,255,000
CA HFFAU RB:
 Pooled Loan Program, Series B, FGIC Insured,
  3.10%(/1/).........................................      500,000      500,000
 Scripps Memorial Hospital, Series A, MBIA Insured,
  3.25%(/1/).........................................      320,000      320,000
CA Municipal RB, Series SG89, MBIA Insured,
 3.60%(/1/)..........................................    7,425,000    7,425,000
CA PCFAU RRB, Pacific Gas & Electric, Series C,
 3.35%(/1/)..........................................    4,900,000    4,900,000
CA PCFAU SWD RR RB, Shell Martinez Refining, Series
 A, 3.40%(/1/).......................................    3,900,000    3,900,000
CA Statewide CDC RB, Fibrebond, Inc., 3.40%(/1/).....    2,000,000    1,999,980
Huntington Park, CA RA MH RB, Casa Rita Apts., Series
 A, 3.35%(/1/).......................................    1,100,000    1,100,000
Los Angeles, CA Airport RB, Series SG61, 3.63%(/1/)..    1,055,000    1,055,000
Modesto, CA Irrigation District FAU RB, Series SG66,
 3.58%(/1/)..........................................      500,000      500,000
Northern CA PPA RRB, Geothermal Project 3-A,
 3.10%(/1/)..........................................    2,000,000    2,000,024

Centennial Tax Exempt Trust

                                                          Face        Value
                                                         Amount     See Note 1
                                                       ----------- ------------

CALIFORNIA (CONTINUED)
Oceanside, CA MH RRB, Lakeridge Apts. Project,
 3.80%(/1/)..........................................  $ 3,000,000 $  3,000,000
Orange Cnty., CA Sanitation District COP, FGIC
 Insured, 3.50%(/1/).................................    9,800,000    9,800,000
Pittsburg, CA Mortgage Obligation RRB, Series A,
 3.61%(/1/)..........................................    4,470,000    4,470,000
San Diego Cnty., CA Tax & RAN, 4.50%, 9/30/98........    9,000,000    9,011,045
San Francisco, CA City & Cnty. Redevelopment FAU RRB,
 Yerba Buena Garden, 3.20%(/1/)......................      415,000      415,000
Southern CA Metropolitan Water District Waterworks
 RRB, Series A,
 AMBAC Insured, 3%(/1/)..............................    1,000,000      999,976
Southern CA PAU RRB, Palo Verde Project, Series B,
 AMBAC Insured, 3.10%(/1/)...........................    2,400,000    2,400,000
                                                                   ------------
                                                                     86,066,025
                                                                   ------------
COLORADO--2.9%
Arapahoe Cnty., CO MH RRB, Hunters Run Rental
 Housing, 3.75%(/1/).................................   25,600,000   25,600,000
Aurora, CO IDV RRB, La Quinta Motor Inns, Inc.,
 3.65%(/1/)..........................................    2,400,000    2,400,000
CO Housing FAU RRB, Loretto MH, Series F,
 3.55%(/1/)..........................................    9,100,000    9,100,000
Denver, CO City & Cnty. MH RRB, Parliament Apts.
 Project, 3.75%(/1/).................................   10,000,000   10,000,000
Superior Metropolitan District No. 3, CO GOB,
 3.60%(/1/)..........................................    5,000,000    5,000,000
Wheat Ridge, CO IDV RRB, La Quinta Motor Inns, Inc.,
 3.65%(/1/)..........................................    1,525,000    1,525,000
                                                                   ------------
                                                                     53,625,000
                                                                   ------------
DELAWARE--0.3%
DE EDAU RB, Hospital Billing Project, Series A, BIG
 Insured, 3.75%(/1/).................................    6,100,000    6,100,000
                                                                   ------------
FLORIDA--7.3%
Dade Cnty., FL WSS RB, FGIC Insured, 3.70%,
 7/1/98(/2/).........................................    9,500,000    9,500,000
Escambia Cnty., FL HFAU RRB, Florida Convertible
 Centers Project, Series A, 3.70%(/1/)...............    1,200,000    1,200,000
FL BOE Capital Outlay Public Education Refunding
 Bonds, Series A, 3.74%(/1/).........................   13,230,000   13,230,000
FL HFA MH RRB, Monterey Lake Project, 3.55%(/1/).....   19,965,000   19,965,000
FL Turnpike Authority RB, Series A, FGIC Insured,
 3.70%, 7/1/98(/2/)..................................   14,200,000   14,200,000
Hillsboro Cnty., FL IDV PC RB, Tampa Electric Co.,
 MBIA Insured, 3.70%, 1/15/99(/2/)...................   35,590,000   35,590,000
Jacksonville, FL IDV RRB, Airport Hotel Project,
 3.55%(/1/)..........................................    3,000,000    3,000,000
Jacksonville, FL PC RRB, Florida Power & Light Co.
 Project, 4.10%(/1/).................................   10,000,000   10,000,000
Manatee Cnty., FL PC RRB, Florida Power & Light Co.
 Project, 3.75%(/1/).................................    4,610,000    4,610,000
Orange Cnty., FL Housing FAU MH RRB, Monterey
 Project, Series B, 3.80%(/1/).......................    4,740,000    4,740,000

Centennial Tax Exempt Trust

                                                          Face        Value
                                                         Amount     See Note 1
                                                       ----------- ------------

FLORIDA (CONTINUED)
St. Lucie Cnty., FL PC RRB, Florida Power & Light Co.
 Project, 4.10%(/1/).................................  $ 9,000,000 $  9,000,000
Tampa, FL Occupational License Tax RRB, Series A,
 FGIC Insured, 3.50%(/1/)............................    7,600,000    7,600,000
                                                                   ------------
                                                                    132,635,000
                                                                   ------------
GEORGIA--9.3%
Atlanta, GA Urban Residential FAU MH RB, New
 Community East Lake Project, 3.70%(/1/).............    2,000,000    2,000,000
Burke Cnty., GA DAU PC RB, Oglethorpe Power Corp.,
 Series A,
 FGIC Insured, 3.35%(/1/)............................    5,100,000    5,100,000
Cobb Cnty., GA HAU MH RRB, Terrell Mill Project,
 3.70%(/1/)(/3/).....................................    9,400,000    9,400,000
De Kalb Cnty., GA Tax Anticipation Nts., 4%,
 12/31/98............................................   40,000,000   40,103,830
Fulton Cnty., GA DAU RB:
 Georgia Tech Athletic Assn., Inc., 3.60%(/1/).......    3,000,000    3,000,000
 Lovett School Project, 3.60%(/1/)...................    3,000,000    3,000,000
 Robert W. Woodruff Arts Project, 3.60%(/1/).........    2,000,000    2,000,000
Fulton Cnty., GA Residential Care Facilities RB,
 Canterbury Court Project,
 Series A, 3.60%(/1/)................................    2,255,000    2,255,000
GA GOB, Series 1995B, 3.68%(/1/).....................   11,400,000   11,400,000
Gainesville, GA RA RB, Riverside Military Academy,
 3.90%(/1/)..........................................   10,000,000   10,000,000
Gwinnett Cnty., GA SDI, Construction Sales Tax Nts.,
 4%, 12/31/98........................................   54,725,000   54,850,185
Richmond Cnty., GA DAU PC RRB, Monsanto Co. Project,
 3.55%(/1/)..........................................    4,000,000    4,000,000
Roswell, GA HAU MH RRB, Oxford Project, 3.70%(/1/)...   23,610,000   23,610,000
                                                                   ------------
                                                                    170,719,015
                                                                   ------------
IDAHO--0.1%
Custer Cnty., ID IDV SWD RB, Hecla Mining Co.
 Project, 3.75%(/1/).................................    1,000,000    1,000,000
                                                                   ------------
ILLINOIS--7.9%
ABN AMRO Munitops Certificates/Chicago, IL, Trust
 1998-3, 3.80%(/1/)(/3/).............................    8,735,000    8,735,000
Centralia City, IL IDV RB, Consolidated Foods
 Corp./Hollywood Brands, Inc., 3.55%(/1/)............    5,500,000    5,500,000
Chicago, IL Tendered Nts., 3.55%, 1/31/99(/2/).......    6,600,000    6,600,000
Elk Grove Village, IL IDV RB, La Quinta Motor Inns,
 Inc., 3.75%(/1/)....................................    2,700,000    2,700,000
IL Development FAU RB, Residential Brookdale Project,
 3.65%(/1/)..........................................   14,800,000   14,800,000
IL Educational FA RB, National-Louis University,
 3.45%(/1/)..........................................    6,200,000    6,200,000
IL HFAU RB, Lake Forest Hospital Project,
 4.25%(/1/)..........................................   11,375,000   11,375,000
IL HFAU RRB:
 Advocate Health Care, Series B, 3.55%(/1/)..........   36,940,000   36,940,000
 Swedish Covenant, Series A, AMBAC Insured,
  3.55%(/1/).........................................    9,800,000    9,800,000

Centennial Tax Exempt Trust

                                                          Face        Value
                                                         Amount     See Note 1
                                                       ----------- ------------

ILLINOIS (CONTINUED)
IL IDAU RRB, SuperValu Stores, Inc. Project,
 3.55%(/1/)..........................................  $ 5,000,000 $  5,000,000
IL Student Assistance Commission Student Loan RB,
 Series A, 3.65%(/1/)................................   13,200,000   13,200,000
Lakemoor Village, IL MH Mtg. RB, Lakemoor Apts.
 Project, Series A,
 4.20%, 9/1/98.......................................    4,662,536    4,662,536
Madison Cnty., IL Environmental Improvement RB, Shell
 Wood River Project, Series A, 3.90%(/1/)............   11,100,000   11,100,000
University, IL University RB, HCF Services, Series B,
 3.50%(/1/)..........................................    5,000,000    5,000,000
West Chicago, IL IDV RRB, Liquid Container Project,
 3.60%(/1/)..........................................    3,810,000    3,810,000
                                                                   ------------
                                                                    145,422,536
                                                                   ------------
INDIANA--3.8%
Crawfordsville, IN ED RRB, Pedcor Investments-Shady
 Knoll Apts. Project, 3.65%(/1/).....................    3,395,000    3,395,000
Dyer, IN HCF RRB, Regency Place, Series A-1,
 3.75%(/1/)..........................................    3,360,000    3,360,000
Fort Wayne, IN HCF RRB, Health Quest, Series X-A,
 3.75%(/1/)..........................................    3,325,000    3,325,000
Gary, IN Industrial Environmental Improvement RB,
 U.S. Steel Corp. Project, 3.70%(/1/)................    1,000,000    1,000,000
Greenfield, IN Industrial ED RRB, 3.60%(/1/).........    1,090,000    1,090,000
Greenwood, IN Industrial ED RRB, 3.60%(/1/)..........    1,100,000    1,100,000
Hobart, IN ED RRB, MMM Invest, Inc. Project,
 3.60%(/1/)..........................................    1,535,000    1,535,000
IN Development FAU RB, Brebeuf Prep School,
 3.60%(/1/)..........................................    3,500,000    3,500,000
IN EDFAU RB, Saroyan Hardwoods, Inc., 3.70%(/1/).....    1,850,000    1,850,000
IN HFFAU RRB, Sisters of St. Francis Health, Series
 A, MBIA Insured,
 5%, 11/1/98.........................................    1,000,000    1,003,586
IN MPA RB, Power Supply System, MBIA Insured, 3.61%,
 7/1/98..............................................   13,600,000   13,600,000
Indianapolis, IN HCF RRB, Health Quest, Series A,
 3.75%(/1/)..........................................    4,045,000    4,045,000
Marion Cnty., IN HA Hospital Facility RB,
 Indianapolis Osteopathic, 3.65%(/1/)................    3,275,000    3,275,000
Merrillville, IN HCF RRB, Southlake, Series A-1,
 3.75%(/1/)..........................................    4,215,000    4,215,000
Rockport, IN PC RRB, Indiana & Michigan Electric Co.
 Project, Series A, 3.65%(/1/).......................   13,000,000   13,000,000
South Bend, IN HCF RRB, Fountainview, Series A-1,
 3.75%(/1/)..........................................    3,180,000    3,180,000
St. Joseph Cnty., IN HA SPO Bonds, Madison Center,
 Inc. Project, 3.65%(/1/)............................    6,525,000    6,525,000
St. Joseph Cnty., IN Industrial Educational
 Facilities RB, Holy Cross College, 3.65%(/1/).......    1,230,000    1,230,000
                                                                   ------------
                                                                     70,228,586
                                                                   ------------

Centennial Tax Exempt Trust

                                                         Face         Value
                                                        Amount      See Note 1
                                                      ----------- --------------

IOWA--0.3%
Mason City, IA IDV RB, SuperValu Stores, Inc.
 Project, 3.55%(/1/)................................  $ 4,900,000 $    4,900,000
                                                                  --------------
KANSAS--0.4%
Manhattan, KS Industrial RRB, Parker Hannifin, Inc.
 Project, 3.55%(/1/)................................    6,000,000      6,000,000
Olathe, KS Industrial RRB, William F. Bieber
 Project, 3.75%(/1/)................................    1,550,000      1,550,000
Ottawa, KS IDV RB, Laich Industries Project,
 3.80%(/1/).........................................      610,000        610,000
                                                                  --------------
                                                                       8,160,000
                                                                  --------------
KENTUCKY--0.9%
Jamestown, KY Industrial Building RB, Union
 Underwear Co., 3.70%(/1/)..........................    1,000,000      1,000,000
Mayfield, KY Multi-City Lease RB, Kentucky League of
 Cities Funding Trust, 3.70%(/1/)...................   15,200,000     15,200,000
                                                                  --------------
                                                                      16,200,000
                                                                  --------------
LOUISIANA--0.3%
East Baton Rouge Parish, LA IDV Board RRB, La Quinta
 Motor Inns, Inc., 3.65%(/1/).......................    1,925,000      1,925,000
Lake Charles, LA Harbor & Terminal District RB,
 Reynolds Metals Co. Project, 3.85%, 12/1/98(/2/)...    4,085,000      4,085,000
                                                                  --------------
                                                                       6,010,000
                                                                  --------------
MARYLAND--2.8%
Anne Arundel Cnty., MD ED RB, West Capitol, Series
 A, 3.55%(/1/)......................................    6,000,000      6,000,000
MD Health & HEFAU RB:
 Helix Health Hospital Issue, Series A, 3.55%(/1/)..   19,700,000     19,700,000
 University of Maryland Pooled Loan Program, Series
  B, 3.90%(/1/).....................................    1,075,000      1,075,000
Montgomery Cnty., MD MH Opportunities Commission RB,
 Issue A, 3.70%(/1/)................................   23,800,000     23,800,000
                                                                  --------------
                                                                      50,575,000
                                                                  --------------
MASSACHUSETTS--1.4%
MA CMWLTH General Obligation Consolidation Loan,
 3.70%, 1/15/99(/2/)................................   14,600,000     14,600,000
MA State Health & Educational RB, Capital Asset
 Program, Series D, MBIA Insured, 3.90%(/1/)........   10,200,000     10,200,000
North Andover Town, MA Industrial RB, Atlee-Oak
 Realty Trust of Delaware, Inc., 4.33%(/1/).........      350,000        350,000
                                                                  --------------
                                                                      25,150,000
                                                                  --------------
MICHIGAN--2.7%
Madison Heights, MI ED RB, Red Roof Inns Project,
 3.90%(/1/).........................................    1,000,000      1,000,000
MI Hospital FAU RRB, Mount Clemens General Hospital,
 3.55%(/1/).........................................    9,520,000      9,520,000

Centennial Tax Exempt Trust

                                                         Face         Value
                                                        Amount      See Note 1
                                                      ----------- --------------

MICHIGAN (CONTINUED)
MI Job DAU RB, East Lansing Residence Associates
 Project, 3.85%(/1/)................................  $ 1,900,000 $    1,900,000
MI Tax & RAN, 4.50%, 9/30/98........................   37,750,000     37,827,260
                                                                  --------------
                                                                      50,247,260
                                                                  --------------
MINNESOTA--3.6%
Anoka City, MN MH RB, Walker Plaza, Series B,
 3.60%(/1/).........................................    1,650,000      1,650,000
Austin, MN IDV RRB, SuperValu Stores, Inc. Project,
 3.55%(/1/).........................................    4,600,000      4,600,000
Blaine, MN IDV RRB, SuperValu Stores, Inc. Project,
 3.55%(/1/).........................................    5,500,000      5,500,000
Burnsville, MN CD RB, SuperValu Stores, Inc.
 Project, Series 83, 3.55%(/1/).....................    5,500,000      5,500,000
Cloquet, MN Industrial Facilities RB, Potlatch Corp.
 Projects, Series C, 3.60%(/1/).....................    4,500,000      4,500,000
Dakota Cnty., MN MH & Redevelopment Mtg. RB,
 Westwood Ridge Rental Housing Project, Series A,
 3.60%(/1/).........................................    4,100,000      4,100,000
Eden Prairie, MN CD RRB, Lakeview Business Center,
 3.60%(/1/).........................................    2,495,000      2,495,000
Eden Prairie, MN IDV RB, SuperValu Stores, Inc.
 Project, 3.60%(/1/)................................    1,000,000      1,000,000
Maplewood, MN CD RRB, 5.27%(/1/)....................      365,000        365,000
Minneapolis, MN CD RRB, Minnehaha/Lake Partners
 Project, 3.60%(/1/)................................    2,750,000      2,750,000
Minneapolis, MN RB, Catholic Charities Project,
 3.55%(/1/).........................................    3,000,000      3,000,000
New Ulm, MN Hospital Facilities RB, Health Center
 Systems, 3.70%(/1/)................................    2,300,000      2,300,000
North Suburban Hospital District, MN RB, Anoka &
 Ramsey Cntys. Hospital Health Center, 3.70%(/1/)...    3,300,000      3,300,000
St. Paul, MN Housing & Redevelopment Authority RB,
 Science Museum of Minnesota, Series B, 3.60%(/1/)..    6,400,000      6,400,000
St. Paul, MN POAU Tax Increment RB, Westgate Office
 & Industrial Center Project, 3.60%(/1/)............   10,300,000     10,300,000
Stillwater, MN IDV RRB, SuperValu Stores, Inc.
 Project, 3.55%(/1/)................................    5,500,000      5,500,072
Waite Park, MN Housing RRB, Park Meadows Apts.
 Project, 3.65%(/1/)................................    3,195,000      3,195,000
                                                                  --------------
                                                                      66,455,072
                                                                  --------------
MONTANA--0.2%
Great Falls, MT IDV RRB, SuperValu Stores, Inc.
 Project, 3.55%(/1/)................................    1,000,000      1,000,000
MT Board Investment RR RB, Colstrip Project,
 3.65%(/1/).........................................    3,000,000      3,000,000
                                                                  --------------
                                                                       4,000,000
                                                                  --------------
NEBRASKA--0.2%
Norfolk, NE IDV RRB, SuperValu Stores, Inc. Project,
 3.55%(/1/).........................................    2,800,000      2,800,000
                                                                  --------------
NEVADA--1.1%
NV Tax Bonds, Series SG114, 3.68%(/1/)..............   20,350,000     20,350,000
                                                                  --------------

Centennial Tax Exempt Trust

                                                          Face        Value
                                                         Amount     See Note 1
                                                       ----------- ------------

NEW JERSEY--0.2%
NJ EDAU Manufacturing Facilities RB, VPR Commerce
 Center Project, 3.60%(/1/)..........................  $ 3,700,000 $  3,700,019
                                                                   ------------
NEW MEXICO--0.3%
Farmington, NM PC RRB, Arizona Public Service Co.,
 Series A, 3.90%(/1/)................................    5,800,000    5,800,000
                                                                   ------------
NEW YORK--10.2%
Franklin Cnty., NY IDA RAN, McAdam Cheese Co.
 Project, 3.55%(/1/).................................      600,000      600,000
Long Island, NY PAU NY Electric Systems RB:
 3.70%, 9/1/98(/2/)..................................    8,000,000    8,000,000
 3.75%, 8/20/98(/2/).................................   36,000,000   36,000,000
 3.80%, 7/8/98(/2/)..................................   10,000,000   10,000,000
 Series 6, 3.80%(/1/)................................    7,000,000    7,000,000
Nassau Cnty., NY IDA Civic Facility RB, Winthrop
 University Hospital Assn.
 Project, 4%(/1/)....................................    1,800,000    1,800,000
Nassau Cnty., NY, Improvement GOB, Series U, AMBAC
 Insured, 5.125%(/1/)................................      800,000      803,552
Nassau Cnty., NY IDA RB, Cold Spring Harbor Labor
 Project, 3.95%(/1/).................................    1,200,000    1,200,000
NYC HDC Multifamily Mortgage RB, James Tower
 Development, Series A, 3.40%(/1/)...................    2,900,000    2,900,023
NYC Health & Hospital Corp. RB, Series D,
 3.20%(/1/)..........................................    1,500,000    1,500,000
NYC IDA Civic Facility RB, Columbia Grammar School
 Project:
 3.45%(/1/)..........................................      800,000      799,983
 3.85%(/1/)..........................................      100,000       99,998
NYC Trust Cultural Resources RRB, American Museum of
 Natural History:
 Series A, MBIA Insured, 3.25%(/1/)..................    1,000,000    1,000,000
 Series B, MBIA Insured, 3.25%(/1/)..................      600,000      600,000
NYS DA COP, Rockefeller University, 3.79%(/1/).......      500,000      500,014
NYS DA RB, Cornell University, Series B, 3.85%(/1/)..      200,000      200,000
NYS Environmental Quality GOB, 3.70%, 7/28/98(/2/)...    1,900,000    1,900,000
NYS ERDAUEF RB, L.I. Lighting Co.:
 Series A, 3.55%(/1/)................................      400,000      400,000
 Series B, 3.60%(/1/)................................    1,300,000    1,300,004
NYS ERDAUPC RB:
 Niagara Mohawk Corp. Project, Series A, 3.85%(/1/)..    1,700,000    1,700,000
 NYS Electric & Gas Corp., Series B, 3.80%,
  10/15/98...........................................      700,000      699,930
NYS ERDAUPC RRB, Orange/Rockland Utility Project,
 Series A, AMBAC Insured, 3.25%(/1/).................    1,600,000    1,599,996
NYS HFA RB, Normandie Court I Project, 3.20%(/1/)....    4,610,000    4,610,000

Centennial Tax Exempt Trust

                                                          Face        Value
                                                         Amount     See Note 1
                                                       ----------- ------------

NEW YORK (CONTINUED)
NYS LGAC RB:
 Series A, 3.20%(/1/)................................  $ 1,800,000 $  1,799,986
 Series SG100, MBIA Insured, 3.68%(/1/) .............   10,420,000   10,420,000
 Series SG99, MBIA Insured, 3.68%(/1/)...............   29,195,000   29,195,000
NYS MCFFA RB, Lenox Hill Hospital Project, Series A,
 3.35%(/1/)..........................................      300,000      300,000
NYS PAU RB, Series SG4, 3.68%(/1/)...................    2,295,000    2,295,000
NYS TBTAU Beneficial Interest COP, MBIA Insured,
 3.65%(/1/)..........................................    3,300,000    3,300,000
NYS Urban Empire Development Corp. RB, Series A,
 3.63%(/1/)..........................................    9,700,000    9,700,000
PAUNYNJ SPO Bonds, Series SG94, 3.68%(/1/)...........      600,000      600,006
Suffolk Cnty., NY IDA RB, Nissequogue Cogeneration
 Partnership, 3.40%(/1/).............................      800,000      800,007
Suffolk Cnty., NY Tax Anticipation Nts., Series RA-1,
 4.25%, 8/13/98......................................   42,500,000   42,531,058
                                                                   ------------
                                                                    186,154,557
                                                                   ------------
NORTH CAROLINA--0.2%
NC National Bank Pooled Tax-Exempt Trust COP:
 Series 1990A, 4.25%(/1/)............................    2,000,000    2,000,000
 Series 1990B, 4.25%(/1/)............................    1,575,000    1,575,000
                                                                   ------------
                                                                      3,575,000
                                                                   ------------
NORTH DAKOTA--0.1%
Bismarck, ND IDV RRB, SuperValu Stores, Inc. Project,
 3.55%(/1/)..........................................    2,300,000    2,300,000
                                                                   ------------
OHIO--2.3%
Coshocton Cnty., OH Hospital FA RB, Coshocton Cnty.,
 Memorial Hospital Project, 3.60%(/1/)...............    3,390,000    3,390,000
Gallia Cnty., OH IDV Mtg. RRB, Jackson Pike Assn.,
 3.85%, 12/15/98(/2/)................................    3,855,000    3,855,000
Greene Cnty., OH IDV RRB, SuperValu Holdings, Inc.
 Project, 3.55%(/1/).................................    1,000,000    1,000,000
Marion Cnty., OH Hospital RB, Pooled Lease Program,
 3.60%(/1/)..........................................    9,455,000    9,455,000
Miami Valley, OH Tax-Exempt Mtg. Trust RB, Series 86,
 4.88%, 10/15/98.....................................    2,695,000    2,695,000
OH Water DAU PC Facilities RRB, Duquesne Project,
 Series A, 3.85%, 11/18/98...........................   14,955,000   14,955,000
Scioto Cnty., OH HCF RB, Hill View Retirement Center,
 3.80%, 12/1/98(/2/).................................    2,735,000    2,735,000
Toledo, OH City Services SPAST Nts., 3.55%(/1/)......    2,720,000    2,720,000
Warren Cnty., OH IDV RRB, Liquid Container Project,
 3.60%(/1/)..........................................    1,670,000    1,670,000
                                                                   ------------
                                                                     42,475,000
                                                                   ------------

Centennial Tax Exempt Trust

                                                          Face        Value
                                                         Amount     See Note 1
                                                       ----------- ------------

OKLAHOMA--1.4%
Claremore, OK Industrial & Redevelopment Authority
 RRB, Worthington Cylinder Project, 3.65%(/1/).......  $ 2,195,000 $  2,195,000
Cleveland Cnty., OK Public Facilities RB, Hunt
 Development Project, Series A, 3.85%(/1/)...........    1,000,000    1,000,000
Mid-West, OK Tax-Exempt Mtg. Board Trust RB,
 3.70%(/1/)..........................................      760,000      760,000
OK Water Resource Board State Loan Program RB, 3.55%,
 9/1/98(/2/).........................................    4,340,000    4,340,000
Oklahoma Cnty., OK FAU MH RB, Lakes on Meridial
 Project, Series A, 3.85%, 11/12/98(/2/).............    7,441,800    7,441,800
Tulsa, OK Industrial Authority RB, 3.337%(/1/).......    6,500,000    6,500,000
Tulsa, OK Tulsa IDAU RB, Indian Health Care Project,
 3.60%(/1/)..........................................    3,100,000    3,100,000
                                                                   ------------
                                                                     25,336,800
                                                                   ------------
OREGON--0.6%
Hillsboro, OR RB, Oregon Graduate Institute,
 3.50%(/1/)..........................................    6,500,000    6,500,000
OR Economic & IDV Commission RB, Eagle-Picher
 Industries Project, 3.70%(/1/)......................    3,600,000    3,600,000
                                                                   ------------
                                                                     10,100,000
                                                                   ------------
PENNSYLVANIA--0.3%
Monroe Cnty., PA HA RB, Pocono Medical Center, Series
 C, 3.85%(/1/).......................................    3,000,000    3,000,000
Montgomery Cnty., PA IDAU RB, Quaker Chemical Corp.
 Project, 3.85%(/1/).................................    1,600,000    1,600,000
                                                                   ------------
                                                                      4,600,000
                                                                   ------------
SOUTH CAROLINA--2.4%
Charleston Center Tax-Exempt Bonds:
 Grantor Trust No. 2, 3.70%, 11/1/98(/2/)............    4,407,500    4,407,500
 Grantor Trust No. 3, 3.75%, 7/1/98(/2/).............    9,452,500    9,452,500
 Grantor Trust No. 6, 3.60%, 10/1/98(/2/)............    8,075,000    8,075,000
Dorchester Cnty., SC PC Facilities RRB, The BOC
 Group, Inc. Project, 3.55%(/1/).....................    3,500,000    3,500,000
SC Educational FA RB, Private Nonprofit Institutions-
 Morris College Project, 3.65%(/1/)..................    3,000,000    3,000,000
SC Jobs & EDAU Hospital Facilities RRB, Wellman, Inc.
 Project, 3.65%(/1/).................................    1,000,000    1,000,000
SC Public Service Authority RB, Series 182, MBIA
 Insured, 3.63%(/1/).................................   14,200,000   14,200,000
                                                                   ------------
                                                                     43,635,000
                                                                   ------------
SOUTH DAKOTA--2.0%
Grant Cnty., SD PC RRB, Otter Tail Power Co. Project,
 3.60%(/1/)..........................................   10,400,000   10,400,000
SD Health & Educational Facilities RB, Sioux Valley
 Hospital Issue, 3.60%(/1/)..........................   22,000,000   22,000,000
Watertown, SD IDV RRB, SuperValu Stores, Inc.
 Project, 3.55%(/1/).................................    3,900,000    3,900,000
                                                                   ------------
                                                                     36,300,000
                                                                   ------------

Centennial Tax Exempt Trust

                                                          Face        Value
                                                         Amount     See Note 1
                                                       ----------- ------------

TENNESSEE--3.6%
Clarksville, TN Public Building Authority RB, Pooled
 Financing-Tennessee Municipal Bond Fund,
 3.60%(/1/)..........................................  $10,100,000 $ 10,100,000
Dayton, TN IDV Board RRB, La-Z-Boy Chair Co. Project,
 3.55%(/1/)..........................................    4,350,000    4,350,000
Fayetteville & Lincoln, TN IDV Board RB, V.A.W. of
 America, 3.75%(/1/).................................    2,000,000    2,000,000
Knox Cnty., TN IDV Board RB, Weisgarber Partners,
 FGIC Insured, 3.75%(/1/)............................    3,000,000    3,000,000
Montgomery Cnty., TN Public Building Authority RB:
 Montgomery Cnty. Loan, 3.60%(/1/)...................   22,100,000   22,100,000
 Tennessee Cnty. Loan, 3.60%(/1/)....................   20,000,000   20,000,000
Nashville & Davidson Cnty. Metropolitan Government,
 TN MH RB, Arbor Crest Project, Series B,
 3.55%(/1/)..........................................    3,550,000    3,550,000
Rutherford Cnty., TN IDV Board Industrial Building
 RB, Derby Industries, Inc. Project, 3.70%(/1/)......    1,255,000    1,255,000
                                                                   ------------
                                                                     66,355,000
                                                                   ------------
TEXAS--14.3%
Comal Cnty., TX IDAU RB, Simpson Co. Project,
 4.066%(/1/).........................................    2,800,000    2,800,000
De Soto, TX IDAU RRB, National Service Industries,
 Inc. Project, 3.55%(/1/)............................    7,150,000    7,150,000
Harris Cnty., TX Criminal Justice Center RB, Series
 SG96, FGIC Insured, 3.68%(/1/)......................    7,475,000    7,475,000
Harris Cnty., TX Toll Road COP, 3.731%(/1/)..........    9,500,000    9,500,000
Hockley Cnty., TX IDV Corp. PC RB, Amoco Project-
 Standard Oil Co.,
 3.60%, 9/1/98(/2/)..................................   25,250,000   25,250,854
Houston, TX WSS RB, Series SG120, 3.68%(/1/).........   37,600,000   37,600,000
San Antonio, TX Electric & Gas RRB:
 Series SG105, 3.60%(/1/)............................   20,000,000   20,000,000
 Series G-101, 3.68%(/1/)............................   20,000,000   20,000,000
Travis Cnty., TX Housing Finance Corp. MH RB, Bent
 Oaks Apts., 3.65%(/1/)..............................    4,400,000    4,400,000
TX Brazos River Authority PC RRB, Texas Utilities
 Electric Co., Series A, 3.90%(/1/)..................    9,370,000    9,370,000
TX Gulf Coast Waste Disposal Authority Texas
 Environmental Improvement RB, Amoco Oil Co. Project,
 3.50%, 9/1/98(/2/)..................................    7,000,000    7,000,000
TX Gulf Coast Waste Disposal Authority Texas PC RB,
 Amoco Oil Co. Project, 3.90%(/1/)...................    5,300,000    5,300,000
TX Tax & RAN, Series A, 4.75%, 8/31/98...............   85,000,000   85,157,652
TX TUAU RB, Dallas Northtollway, Series SG70,
 3.68%(/1/)..........................................   15,325,000   15,325,000
Yoakum Cnty., TX IDV PC RB, Amoco Project, 3.65%,
 11/1/98(/2/)........................................    5,265,000    5,265,000
                                                                   ------------
                                                                    261,593,506
                                                                   ------------

Centennial Tax Exempt Trust

                                                      Face          Value
                                                     Amount       See Note 1
                                                   -----------  --------------

UTAH--0.5%
UT HFA MH RRB, Candlestick Apts. Project,
 3.55%(/1/)....................................... $ 6,400,000  $    6,400,000
Weber Cnty., UT IDV RRB, Parker Properties, Inc.
 Project, 3.55%(/1/)..............................   2,600,000       2,600,000
                                                                --------------
                                                                     9,000,000
                                                                --------------
VERMONT--0.0%
VT IDAU RB, Sherbern Corp., Series 1998,
 4.33%(/1/).......................................     520,000         520,000
                                                                --------------
VIRGINIA--0.2%
Henry City, VA IDAU RB, Amfibe, Inc. Project,
 3.70%(/1/).......................................   3,000,000       3,000,000
                                                                --------------
WASHINGTON--3.3%
Port Longview, WA IDV RB, Longview Fibre Co.
 Project, 3.60%(/1/)..............................   5,000,000       5,000,000
Redmond, WA Public Corp. Industrial RRB, Genie
 Industries:
 Lot 1, 3.50%(/1/)................................     960,000         960,000
 Lot 2, 3.50%(/1/)................................   1,675,000       1,675,000
Seattle, WA IDV Corp. RB, 3.55%(/1/)..............   4,500,000       4,500,000
WA GOB, Series 1996-A, 3.40%(/1/).................  34,400,000      34,400,000
WA GORB, Series 1995C, 3.63%(/1/).................  13,100,000      13,100,000
                                                                --------------
                                                                    59,635,000
                                                                --------------
WYOMING--0.2%
Uinta Cnty., WY PC RB, AMOCO Standard Oil Co. of
 Indiana Project, 3.85%, 12/1/98(/2/).............   3,000,000       3,000,000
                                                                --------------
U.S. POSSESSIONS--3.4%
PR CMWLTH Tax & RAN, Series A, 4.50%, 7/30/98.....  62,900,000      62,936,711
                                                                --------------
Total Investments, at Value.......................        99.0%  1,810,845,087
Other Assets Net of Liabilities...................         1.0      18,140,674
                                                   -----------  --------------
Net Assets........................................       100.0% $1,828,985,761
                                                   ===========  ==============

Centennial Tax Exempt Trust

To simplify the listings of securities, abbreviations are used per the table below:

 BOE                  Board of Education
 CD               Commercial Development
 CDAU            Communities Development
                               Authority
 CDC         Community Development Corp.
 CMWLTH                     Commonwealth
 COP       Certificates of Participation
 DA                  Dormitory Authority
 DAU               Development Authority
 ED                 Economic Development
 EDAU     Economic Development Authority
 EDFAU      Economic Development Finance
                               Authority
 ERDAUEF   Energy Research & Development
           Authority Electric Facilities
 ERDAUPC   Energy Research & Development
             Authority Pollution Control
 FA                 Facilities Authority
 FAU                   Finance Authority
 GOB            General Obligation Bonds
 GORB       General Obligation Refunding
                                   Bonds
 HA                   Hospital Authority
 HAU                   Housing Authority
 HCF              Health Care Facilities
 HDC           Housing Development Corp.
 HEAU         Higher Education Authority
 HEFAU     Higher Educational Facilities
                               Authority
 HFA              Housing Finance Agency
 HFAU        Health Facilities Authority
 HFFAU         Health Facilities Finance
                               Authority
 IDV              Industrial Development

IDA                       Industrial Development Agency
IDAU                   Industrial Development Authority
LGAC                  Local Government Assistance Corp.
LI                                          Long Island
MCFFA            Medical Care Facilities Finance Agency
MH                                  Multifamily Housing
MPA                              Municipal Power Agency
NYC                                       New York City
NYS                                      New York State
PAU                                      Port Authority
PAUNYNJ                      Port Authority of New York
                                           & New Jersey
PC                                    Pollution Control
PCFAU               Pollution Control Finance Authority
POAU                                     Port Authority
PPA                                 Public Power Agency
RA                                 Redevelopment Agency
RAN                           Revenue Anticipation Nts.
RB                                        Revenue Bonds
RR                                    Resource Recovery
RRB                             Revenue Refunding Bonds
SDI                                     School District
SPAST                                Special Assessment
SPO                                 Special Obligations
SWD                                Solid Waste Disposal
TBTAU              Triborough Bridge & Tunnel Authority
TUAU                                 Turnpike Authority
WSS                                Water & Sewer System

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. 2. Put obligation redeemable at full face value on the date reported. 3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $18,135,000 or 0.99% of the Trust's net assets as of June 30, 1998.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1998

Centennial Tax Exempt Trust

ASSETS
Investments, at value......................................... $1,810,845,087
Cash..........................................................      1,469,157
Receivables:
 Shares of beneficial interest sold...........................     24,186,960
 Interest.....................................................     16,997,490
Other.........................................................         69,155
                                                               --------------
  Total assets................................................  1,853,567,849
                                                               --------------
LIABILITIES Payables and other liabilities:
 Shares of beneficial interest redeemed.......................     22,298,852
 Dividends....................................................      1,787,330
 Service plan fees ...........................................        165,664
 Transfer and shareholder servicing agent fees ...............        155,738
 Other........................................................        174,504
                                                               --------------
  Total liabilities ..........................................     24,582,088
                                                               --------------
NET ASSETS.................................................... $1,828,985,761
                                                               ==============
COMPOSITION OF NET ASSETS
Paid-in capital............................................... $1,829,568,616
Accumulated net realized loss on investment transactions......       (582,855)
                                                               --------------
NET ASSETS--applicable to 1,829,584,584 shares of beneficial interest outstanding ........................................ $1,828,985,761
                                                               ==============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER
 SHARE........................................................          $1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1998

Centennial Tax Exempt Trust

INVESTMENT INCOME--Interest........................................ $68,843,452
                                                                    -----------
EXPENSES
Management fees--Note 3............................................   7,721,361
Service plan fees--Note 3..........................................   3,658,752
Transfer and shareholder servicing agent fees--Note 3..............     815,204
Custodian fees and expenses........................................     138,781
Shareholder reports................................................     115,885
Registration and filing fees.......................................     107,288
Legal, auditing and other professional fees........................      41,320
Trustees' fees and expenses........................................      21,248
Other..............................................................      14,154
                                                                    -----------
 Total expenses....................................................  12,633,993
                                                                    -----------
NET INVESTMENT INCOME..............................................  56,209,459
                                                                    -----------
NET REALIZED LOSS ON INVESTMENTS...................................    (569,188)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $55,640,271
                                                                    ===========


See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Centennial Tax Exempt Trust

                                                      Year Ended June 30,
                                                 ------------------------------
                                                      1998            1997
                                                 --------------  --------------
OPERATIONS
Net investment income..........................  $   56,209,459  $   46,978,389
Net realized gain (loss).......................        (569,188)        116,199
                                                 --------------  --------------
Net increase in net assets resulting from oper-
 ations........................................      55,640,271      47,094,588
                                                 --------------  --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS....     (56,328,253)    (47,224,231)
                                                 --------------  --------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
 beneficial interest
 transactions--Note 2..........................     180,927,614     222,881,798
                                                 --------------  --------------
NET ASSETS
Total increase.................................     180,239,632     222,752,155
Beginning of period............................   1,648,746,129   1,425,993,974
                                                 --------------  --------------
End of period..................................  $1,828,985,761  $1,648,746,129
                                                 ==============  ==============


See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Centennial Tax Exempt Trust

                                               Year Ended June 30,
                                        --------------------------------------
                                         1998    1997    1996    1995    1994
                                        ------  ------  ------  ------  ------
PER SHARE OPERATING DATA
Net asset value, beginning of period..   $1.00   $1.00   $1.00   $1.00   $1.00
Income from investment operations--net
 investment income and net realized
 gain.................................     .03     .03     .03     .03     .02
Dividends and distributions to
 shareholders.........................    (.03)   (.03)   (.03)   (.03)   (.02)
                                        ------  ------  ------  ------  ------
Net asset value, end of period........   $1.00   $1.00   $1.00   $1.00   $1.00
                                        ======  ======  ======  ======  ======
TOTAL RETURN(/1/).....................    3.12%   3.01%   3.16%   3.17%   1.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)............................  $1,829  $1,649  $1,426  $1,315  $1,039
Average net assets (in millions)......  $1,832  $1,591  $1,473  $1,127  $1,057
Ratios to average net assets:
Net investment income.................    3.07%   2.95%   3.12%   3.13%   1.87%
Expenses(/2/).........................    0.69%   0.72%   0.72%   0.73%   0.76%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. 2. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Trust. Prior year expense ratios have not been adjusted.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Centennial Tax Exempt Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek the maximum short-term interest income exempt from Federal income taxes that is consistent with low capital risk and the maintenance of liquidity by investing in short-term municipal securities. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At June 30, 1998, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $34,000, which expires in 2006.

Distributions to Shareholders. The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Tax Exempt Trust


2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                            Year Ended June 30, 1998         Year Ended June 30, 1997
                         -------------------------------  -------------------------------
                             Shares          Amount           Shares          Amount
                         --------------  ---------------  --------------  ---------------
Sold....................  5,609,068,596  $ 5,609,068,596   4,793,933,452  $ 4,793,933,452
Dividends and
 distributions
 reinvested.............     55,170,917       55,170,917      45,861,059       45,861,059
Redeemed................ (5,483,311,899)  (5,483,311,899) (4,616,912,713)  (4,616,912,713)
                         --------------  ---------------  --------------  ---------------
Net increase............    180,927,614  $   180,927,614     222,881,798  $   222,881,798
                         ==============  ===============  ==============  ===============

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.40% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.35% of the next $500 million of net assets and 0.325% of net assets in excess of $2 billion.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved service plan, the Trust may expend up to 0.20% of its net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other institutions. During the year ended June 30, 1998, the Trust paid $11,157 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

                                   Exhibit A

                       DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

MIG1/VMIG1:   Best quality.  There is present  strong  protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A- 1+").

IBCA Fitch ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                  Exhibit B

                           INDUSTRY CLASSIFICATIONS




                          General Obligations Bonds
                      Tax and Revenue Anticipation Notes
                                 Lease/Rental
                                  Education
                                  Hospitals
                                   Housing
                                Transportation
                                  Utilities
                                Student Loans
                         Corporate Backed Municipals
                            Industrial Development
                              Pollution Control

                                   Exhibit C

                     AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

   1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

   2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

     3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

   4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

   5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

   6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

   7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

     8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

     9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

   11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

                                         Exhibit D

                             TAX EXEMPT/TAX EQUIVALENT YIELDS

The equivalent yield table below compares tax-free income with taxable income under Federal income tax rates effective in 1997. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax, and that state income tax payments are fully deductible for Federal income tax purposes. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index.

Example: Assuming a 4.0% tax-free yield, the equivalent taxable yield would be 6.25% for a person in the 36% tax bracket.

                                                      Centennial Tax Exempt Trust Yield of:
Federal                             Effective         1.5%        2.0%        2.5%
Taxable                             Tax               Is Approximately Equivalent To a
Income                              Bracket           Taxable Yield of:

JOINT RETURN
---------------------
Over              Not over
--------          -----------

$      0       $  42,350              15.0%           1.76%       2.35%       2.94%
$ 42,350          $102,300            28.0%           2.08%       2.78%       3.47%
$102,300          $155,950            31.0%           2.17%       2.90%       3.62%
$155,950          $278,450            36.0%           2.34%       3.13%       3.91%
$278,450 and above                    39.6%           2.48%       3.31%       4.14%


SINGLE RETURN
------------------------
Over              Not over
-------           -----------

$         0       $  25,350           15.0%           1.76%       2.35%       2.94%
$ 25,350          $  61,400           28.0%           2.08%       2.78%       3.47%
$ 61,400          $128,100            31.0%           2.17%       2.90%       3.62%
$128,100          $278,450            36.0%           2.34%       3.13%       3.91%
$278,450 and above                    39.6%           2.48%       3.31%       4.14%




                                          Centennial Tax Exempt Trust Yield of:
Federal                    Effective       3.0%       3.5%        4.0%        4.5%
Taxable                    Tax            Is Approximately Equivalent To a
Income                     Bracket        Taxable Yield of:

JOINT RETURN
---------------------

Over           Not over
--------       -----------

$         0    $  42,350     15.0%        3.53%       4.12%       4.71%       5.29%
$ 42,350       $102,300      28.0%        4.17%       4.86%       5.56%       6.25%
$102,300       $155,950      31.0%        4.35%       5.07%       5.80%       6.52%
$155,950       $278,450      36.0%        4.69%       5.47%       6.25%       7.03%
$278,450                     39.6%        4.97%       5.79%       6.62%       7.45%

SINGLE RETURN
-------------------------

Over           Not over
--------       -----------

$         0    $  25,350     15.0%        3.53%       4.12%       4.71%       5.29%
$ 25,350       $  61,400     28.0%        4.17%       4.86%       5.56%       6.25%
$ 61,400       $128,100      31.0%        4.35%       5.07%       5.80%       6.52%
$128,100       $278,450      36.0%        4.69%       5.47%       6.25%       7.03%
$278,450                     39.6%        4.97%       5.79%       6.62%       7.45%


Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
PO Box 5254
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310

Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202





PX0160.001.1098